Earnings Presentation Third Quarter 2024 Exhibit 99.2

2 Important Notice This presentation is prepared for Ares Management Corporation (“Aresˮ) (NYSE: ARES) for the benefit of its public stockholders. This presentation is solely for information purposes in connection with evaluating the business, operations and financial results of Ares and certain of its affiliates. Any discussion of specific Ares entities is provided solely to demonstrate such entities’ role within the Ares organization and their contribution to the business, operations and financial results of Ares. This presentation may not be referenced, quoted or linked by website, in whole or in part, except as agreed to in writing by Ares. This presentation contains “forward looking statementsˮ within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Forward-looking statements can be identified by the use of forward-looking words such as “outlook,ˮ “believes,ˮ “expects,ˮ “potential,ˮ “continues,ˮ “may,ˮ “will,ˮ “should,ˮ “seeks,ˮ “predicts,ˮ “intends,ˮ “plans,ˮ “estimates,ˮ “anticipates,ˮ “foreseesˮ or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of Ares, including those described in the “Risk Factorsˮ section of our filings with the Securities and Exchange Commission (“SECˮ). These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in our periodic filings. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. Ares does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. Certain information discussed in this presentation was derived from third party sources and has not been independently verified and, accordingly, Ares makes no representation or warranty in respect of this information and assumes no responsibility for independent verification of such information. The following slides contain summaries of certain financial and statistical information about Ares. The information contained in this presentation is summary information that is intended to be considered in the context of Ares’ SEC filings and other public announcements that Ares may make, by press release or otherwise, from time to time. Ares undertakes no duty or obligation to publicly update or revise these statements or other information contained in this presentation. In addition, this presentation contains information about Ares, its affiliated funds and certain of their respective personnel and affiliates, and their respective historical performance. You should not view information related to the past performance of Ares and its affiliated funds as indicative of future results. Certain information set forth herein includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized. Further, certain fund performance information, unless otherwise stated, is before giving effect to management fees, carried interest or incentive fees and other expenses. This presentation does not constitute, and shall not be construed as, an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, investment funds, vehicles or accounts, investment advice, or any other service by Ares of any of its affiliates or subsidiaries. Nothing in this presentation constitutes the provision of tax, accounting, financial, investment, regulatory, legal or other advice by Ares or its advisors. Management uses certain non-GAAP financial measures, including Assets Under Management, Fee Paying Assets Under Management, Fee Related Earnings and Realized Income to evaluate Ares’ performance and that of its business segments. Management believes that these measures provide investors with a greater understanding of Ares’ business and that investors should review the same supplemental non-GAAP financial measures that management uses to analyze Ares’ performance. The measures described herein represent those non-GAAP measures used by management, in each case, before giving effect to the consolidation of certain funds within its results in accordance with GAAP. These measures should be considered in addition to, and not in lieu of, Ares’ financial statements prepared in accordance with GAAP. The definitions and reconciliations of these measures to the most directly comparable GAAP measures, as well as an explanation of why we use these measures, are included in the Glossary. Amounts and percentages may reflect rounding adjustments and consequently totals may not appear to sum. For the definitions of certain terms used in this presentation, please refer to the “Glossaryˮ slides. The results contained in this presentation are made as of September 30, 2024, unless another time is specified in relation to them, and access to this presentation at any given time shall not give rise to any interpretation that there has been no change in the facts set forth in this presentation since that date.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Privat e Equ ity Real Esta te Strate gic Initi atives BUSINES S SECTOR PALETTE GENERA L PALE TTE 3 Q3-24 Financial Results Assets Under Management Corporate Actions Recent Developments Third Quarter 2024 Highlights 1. Unconsolidated management fees includes $11.7 million from Consolidated Funds that are eliminated upon consolidation for GAAP for Q3-24 and excludes management fees attributable to certain joint venture partners. Unconsolidated other fees represents $23.6 million for Q3-24 and excludes administrative fees that are presented as a reduction to respective expenses and administrative fees attributable to certain joint venture partners. 2. Net inflows of capital represents gross capital commitments less redemptions. 3. In October 2024, Ares issued 30,000,000 shares of its Series B mandatory convertible preferred stock, par value $0.01 per share (including 3,000,000 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares), for total proceeds of $1,462.5 million (after deducting underwriting discounts but before offering expenses). • Total Assets Under Management (“AUMˮ) of $463.8 billion • Total Fee Paying AUM (“FPAUMˮ) of $286.8 billion • Available Capital of $125.3 billion • AUM Not Yet Paying Fees available for future deployment of $74.1 billion • Raised $20.9 billion in gross new capital with net inflows of capital(2) of $19.8 billion • Capital deployment of $29.6 billion, including $13.7 billion by our drawdown funds • On September 26, 2024, Ares entered into a definitive agreement to acquire Walton Street Capital Mexico S. de R.L. de C.V. and certain of its affiliates (“WSMˮ). WSM is a leading real estate asset management platform, focused primarily on the industrial sector in Mexico, with AUM of $2.1 billion as of June 30, 2024 • On October 8, 2024, Ares entered into a definitive agreement to acquire the international business of GLP Capital Partners Limited and certain of its affiliates, excluding its operations in Greater China (“GCP Internationalˮ). GCP International is a global alternative asset management firm with AUM of $44.0 billion as of June 30, 2024 • GAAP net income attributable to Ares Management Corporation of $118.5 million • GAAP basic and diluted earnings per share of Class A and non-voting common stock of $0.55 • GAAP management fees of $753.6 million • Unconsolidated management fees and other fees of $780.8 million(1) • Fee related performance revenues of $44.3 million • Fee Related Earnings of $339.3 million • Realized Income of $338.8 million • After-tax Realized Income of $0.95 per share of Class A and non-voting common stock • Declared quarterly dividend of $0.93 per share of Class A and non-voting common stock, which is payable on December 31, 2024 to stockholders of record as of December 17, 2024 • Declared quarterly dividend of $0.759375 per share of Series B mandatory convertible preferred stock(3), which is payable on January 1, 2025 to preferred stockholders of record as of December 15, 2024 • Fee related performance revenues of $44.3 million [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK] YTD

4 Three months ended September 30, Nine months ended September 30, $ in thousands, except share data 2024 2023 2024 2023 Revenues Management fees $753,597 $637,517 $2,162,970 $1,853,304 Carried interest allocation 277,651 (28,126) 194,006 541,828 Incentive fees 48,638 16,454 105,039 33,327 Principal investment income 8,036 9,339 44,547 38,985 Administrative, transaction and other fees 41,817 36,071 119,222 110,459 Total revenues 1,129,739 671,255 2,625,784 2,577,903 Expenses Compensation and benefits 435,876 367,502 1,268,685 1,095,833 Performance related compensation 219,697 (25,448) 140,180 401,990 General, administrative and other expenses 197,019 211,842 537,379 501,340 Expenses of Consolidated Funds 2,295 7,064 11,680 28,171 Total expenses 854,887 560,960 1,957,924 2,027,334 Other income (expense) Net realized and unrealized gains (losses) on investments (5,074) (1,770) 13,781 5,226 Interest and dividend income 7,553 4,752 19,952 11,281 Interest expense (29,733) (25,975) (105,057) (76,800) Other income (expense), net (18,805) 5,742 (19,473) (1,068) Net realized and unrealized gains on investments of Consolidated Funds 64,831 79,591 192,778 188,717 Interest and other income of Consolidated Funds 234,681 255,600 732,316 712,992 Interest expense of Consolidated Funds (201,199) (201,363) (626,678) (540,954) Total other income, net 52,254 116,577 207,619 299,394 Income before taxes 327,106 226,872 875,479 849,963 Income tax expense 46,453 29,898 114,760 113,418 Net income 280,653 196,974 760,719 736,545 Less: Net income attributable to non-controlling interests in Consolidated Funds 64,241 80,289 236,446 174,663 Net income attributable to Ares Operating Group entities 216,412 116,685 524,273 561,882 Less: Net income (loss) attributable to redeemable interest in Ares Operating Group entities 1,319 758 1,005 (332) Less: Net income attributable to non-controlling interests in Ares Operating Group entities 96,633 54,104 236,843 261,838 Net income attributable to Ares Management Corporation Class A and non-voting common stockholders $118,460 $61,823 $286,425 $300,376 Net income per share of Class A and non-voting common stock: Basic $0.55 $0.30 $1.31 $1.54 Diluted $0.55 $0.30 $1.31 $1.54 Weighted-average shares of Class A and non-voting common stock: Basic 200,724,068 186,218,638 196,526,832 182,757,955 Diluted 200,724,068 186,218,638 196,526,832 182,757,955 GAAP Statements of Operations

5 RI and Other Measures Financial Summary Three months ended September 30, Nine months ended September 30, $ in thousands, except share data (and as otherwise noted) 2024 2023 % Change 2024 2023 % Change Management fees(1) $757,262 $643,649 18% $2,176,738 $1,868,020 17% Fee related performance revenues 44,269 2,212 NM 69,553 6,937 NM Other fees 23,580 19,748 19 66,531 70,157 (5) Compensation and benefits expenses(2) (360,013) (291,571) (23) (980,181) (859,530) (14) General, administrative and other expenses(3) (125,787) (99,806) (26) (367,144) (290,569) (26) Fee Related Earnings 339,311 274,232 24 965,497 795,015 21 Realized net performance income 8,874 7,293 22 59,545 56,096 6 Realized net investment loss(4) (9,429) (17,072) 45 (33,972) (20,156) (69) Realized Income 338,756 264,453 28 991,070 830,955 19 After-tax Realized Income(5) $316,049 $261,058 21 $913,138 $785,332 16 After-tax Realized Income per share of Class A and non-voting common stock(6) $0.95 $0.83 14 $2.74 $2.44 12 Other Data Fee Related Earnings margin 41.1% 41.2% 41.7% 40.9% Effective management fee rate 1.02% 1.01% 1.02% 1.01% 1. Includes Part I Fees of $119.7 million and $93.8 million for Q3-24 and Q3-23, respectively, and $340.4 million and $264.5 million for YTD-24 and YTD-23, respectively. 2. Includes fee related performance compensation of $31.3 million and $1.1 million for Q3-24 and Q3-23, respectively, and $41.7 million and $3.1 million for YTD-24 and YTD-23, respectively. 3. Includes supplemental distribution fees of $13.2 million and $4.2 million for Q3-24 and Q3-23, respectively, and $37.6 million and $8.1 million for YTD-24 and YTD-23, respectively. 4. Includes interest expense of $29.7 million and $26.0 million for Q3-24 and Q3-23, respectively, and $105.1 million and $76.8 million for YTD-24 and YTD-23, respectively. 5. For Q3-24, Q3-23 and YTD-24, YTD-23, after-tax Realized Income includes current income tax related to: (i) entity level taxes of $8.4 million, $7.7 million and $22.3 million, $18.8 million, respectively, and (ii) corporate level tax expense (benefit) of $14.3 million, $(4.3) million and $55.6 million, $26.8 million, respectively. For more information regarding after-tax RI, please refer to the "Glossary" slides. 6. Calculation of after-tax Realized Income per share of Class A and non-voting common stock uses the total average shares of Class A and non-voting common stock outstanding and the proportional dilutive effects of the Ares' equity-based awards. Please refer to slide 22 for additional details.

6 $ in billions Q3 2024 Commentary Credit Group U.S. Direct Lending $5.2 Equity and debt commitments to various funds, including final equity commitments of $1.8 billion and debt commitments of $1.0 billion for Ares Senior Direct Lending Fund III, L.P. (“SDL IIIˮ), bringing total equity commitments to $15.3 billion and debt commitments to $7.0 billion Business Development Companies 2.3 Capital raised of $1.5 billion by ASIF and of $0.8 billion by ARCC European Direct Lending 3.0 Equity and debt commitments to various funds, including equity commitments of $2.0 billion to our sixth European direct lending fund and capital raised by AESIF of $0.3 billion CLOs 1.5 Closed two new U.S. CLOs and one new European CLO Liquid Credit 0.8 Equity commitments to various funds Alternative Credit 1.4 Equity and debt commitments to various funds, including equity commitments of $0.6 billion and debt commitments of $0.3 billion to our open-ended core alternative credit fund APAC Credit 0.3 Equity commitments to our fourth APAC private credit fund Other 0.1 Unallocated equity commitments to the platform Total Credit Group $14.6 Real Assets Group Real Estate Debt $1.2 Debt commitments of $0.9 billion to a European real estate debt fund U.S. Real Estate Equity 0.6 Equity and debt commitments to various funds, including final equity commitments of $0.4 billion for Ares U.S. Real Estate Opportunity Fund IV, L.P. (“AREOF IVˮ), bringing total commitments to $3.3 billion Non-traded REITs 0.3 Capital raised of $0.2 billion by our diversified non-traded REIT and $0.1 billion by our industrial non-traded REIT European Real Estate Equity 0.4 Equity commitments to our fourth European value-add real estate equity fund Infrastructure Debt 0.2 Equity commitments to our sixth infrastructure debt fund Infrastructure Opportunities 0.2 Equity commitments to a core infrastructure fund Total Real Assets Group $2.9 Private Equity Group Corporate Private Equity $0.1 Equity commitments to our seventh corporate private equity fund Total Private Equity Group $0.1 Secondaries Group Private Equity Secondaries $1.2 Equity and debt commitments to various funds, including capital raised of $0.3 billion by APMF Credit Secondaries 0.1 Equity commitments to a credit secondaries fund Total Secondaries Group $1.3 Other Businesses Insurance $2.0 Additional managed assets Total Other Businesses $2.0 Total $20.9 Gross New Capital Commitments(1) 1. Represents gross new capital commitments during the period presented, including equity and debt commitments, and gross inflows into our open-ended managed accounts, publicly-traded vehicles and non-traded vehicles. Commitments denominated in currencies other than U.S. dollar have been converted at the prevailing quarter-end exchange rate.

7 Q3-23 Q2-24 Q3-24 Assets Under Management 1. AUM amounts include vehicles managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of ARCC and a SEC-registered investment adviser (“IHAMˮ). AUM as of September 30, 2024 was $463.8 billion, an increase of 17% from prior year(1) • The increase of $68.9 billion was primarily driven by: ◦ commitments to SDL III and our sixth European direct lending fund within Credit and to AREOF IV within Real Assets; ◦ capital raised by our business development companies, AESIF and APMF; ◦ additional managed assets from our insurance platform; and ◦ the acquisition of Crescent Point within Private Equity FPAUM as of September 30, 2024 was $286.8 billion, an increase of 16% from prior year • The increase of $39.1 billion was primarily driven by: ◦ the deployment of capital in funds across our U.S. and European direct lending and alternative credit strategies; ◦ capital raised by our business development companies; ◦ additional managed assets from our insurance platform; ◦ commitments to CLOs within our liquid credit strategy; and ◦ the acquisition of Crescent Point FPAUM Q3-23 Q2-24 Q3-24 Credit Real Assets Private Equity Secondaries Other Businesses ($ in billions) ($ in billions) AUM $283.2 $20.0 $63.9 $23.2 $4.6 $394.9 $447.2 $5.5 $26.3 $67.7 $24.6 $335.3 $24.5 $70.3 $27.3 $6.4 $463.8 $247.7 $17.9 $2.6 $40.8 $11.3 $175.1 $4.4 $197.1 $20.4 $12.3 $41.6 $275.8 $205.2 $12.3 $43.1 $21.1 $5.1 $286.8 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK] $323.1

8 Q3-23 Q2-24 Q3-24 $0.5 Perpetual Capital Perpetual Capital AUM Perpetual Capital as of September 30, 2024 was $124.1 billion, an increase of 20% from prior year • The increase of $20.4 billion was primarily driven by: ◦ commitments to certain funds and SMAs in our alternative credit and U.S. and European direct lending strategies; ◦ capital raised by our business development companies, AESIF and APMF; and ◦ additional managed assets from our insurance platform Perpetual Capital by Type ($ in billions) ($ in billions) Credit Real Assets Secondaries Other Businesses $4.9 $5.7 $2.0 $1.7 $3.6 $72.3 $83.8 $90.0 $27.3 $25.9 $26.4$103.7 $116.3 $124.1 Q3-23 Q2-24 Q3-24 Publicly-Traded Vehicles Private Commingled Vehicles Non-Traded Vehicles Managed Accounts $116.3 $30.1 $29.1 $24.0 $33.1 $33.8 $24.2 $32.6 $33.5 $124.1 $103.7 $26.7 $20.8 $25.3 $30.9 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK]

9 7% 7% 7% 5% 60% 14% 25% 5% 12% 5% 48% 5% AUM and Management Fees by Type 86% 1. Long-dated funds generally have a contractual life of five years or more at inception. For the quarter ended September 30, 2024: • 86% of assets under management were perpetual capital or long-dated funds • 95% of management fees were earned from perpetual capital or long-dated funds AUM by Type Management Fees by Type 95% Perpetual Capital - Publicly-Traded Vehicles Perpetual Capital - Private Commingled Vehicles Perpetual Capital - Non-Traded Vehicles Perpetual Capital - Managed Accounts Long-Dated Funds(1) Other [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK]

10 Q3-23 Q2-24 Q3-24 Available Capital and AUM Not Yet Paying Fees Available Capital as of September 30, 2024 was $125.3 billion, an increase of 20% from prior year • The increase of $20.7 billion was primarily driven by: ◦ commitments to the U.S. and European direct lending and corporate private equity strategies AUM Not Yet Paying Fees as of September 30, 2024 was $85.2 billion, an increase of 15% from prior year • The increase of $10.9 billion was primarily driven by: ◦ commitments to the U.S. and European direct lending and corporate private equity strategies Available Capital AUM Not Yet Paying Fees Q3-23 Q2-24 Q3-24 ($ in billions) ($ in billions) Credit Real Assets Private Equity Secondaries Other Businesses $1.0 $0.5 $77.5 $2.1 $15.9 $8.1 $9.0 $17.7 $4.0 $90.9 $125.3 $0.6 $8.2 $18.1 $4.1 $94.3 $62.4 $0.9 $7.7 $3.3 $74.3 $83.4 $3.6 $7.5 $2.4 $69.9 $85.2 $3.4 $7.3 $2.4 $72.1 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK] $104.6 $122.1

11 $74.1 $10.0 $1.1 $66.1 $4.7 $1.6 $1.7 AUM Not Yet Paying Fees Available for Future Deployment AUM Not Yet Paying Fees As of September 30, 2024, AUM Not Yet Paying Fees includes $74.1 billion of AUM available for future deployment that could generate approximately $721.5 million in potential incremental annual management fees(1) • The $74.1 billion of AUM Not Yet Paying Fees available for future deployment primarily includes $33.2 billion in U.S. direct lending funds, $17.0 billion in European direct lending funds, $10.2 billion in alternative credit funds, $3.5 billion in APAC credit funds, $2.3 billion in opportunistic credit funds, $1.9 billion in infrastructure debt funds and $1.6 billion in corporate private equity funds 1. No assurance can be made that such results will be achieved or capital will be deployed. Assumes the AUM Not Yet Paying Fees as of September 30, 2024 is invested and such fees are paid on an annual basis. Does not reflect any associated reductions in management fees from certain existing funds, some of which may be material. Reference to the $721.5 million includes approximately $44.4 million in potential incremental management fees from deploying cash and a portion of undrawn/available credit facilities at ARCC in excess of its leverage at September 30, 2024. Note that no potential Part I Fees are reflected in any of the amounts above. 2. Capital available for deployment for follow-on investments represents capital committed to funds that are past their investment periods but have capital available to be called for follow-on investments in existing portfolio companies. As of September 30, 2024, capital available for deployment for follow-on investments could generate approximately $102.9 million in additional potential annual management fees. There is no assurance such capital will be invested. ($ in billions)($ in billions) Capital Available for Future Deployment Capital Available for Deployment for Follow-on Investments (2) Funds in or Expected to Be in Wind-down AUM Not Yet Paying Fees Credit Real Assets Private Equity Secondaries $74.1 $85.2 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK]

12 Q3-23 Q2-24 Q3-24 $17.5 Incentive Eligible AUM and Incentive Generating AUM ($ in billions) ($ in billions) Credit(3) Real Assets Private Equity Secondaries(3) Other Businesses Total Incentive Generating AUM $85.3 $16.2 $8.8 $9.0 $1.0 $120.3 + Uninvested IEAUM 65.1 11.2 3.8 7.5 0.6 88.2 + IEAUM below hurdle 3.5 15.5 7.9 1.0 — 27.9 ‘+ Part II Fees below Hurdle(2) 30.9 — — — — 30.9 Incentive Eligible AUM $184.8 $42.9 $20.5 $17.5 $1.6 $267.3 Credit Real Assets Private Equity Secondaries Other Businesses 1. Incentive Generating AUM includes $42.8 billion of AUM from funds generating incentive income that is not recognized by Ares until such fees are crystallized or no longer subject to reversal. 2. Represents Incentive Eligible AUM associated with Part II Fees that are paid in arrears as of the end of each calendar year when the cumulative aggregate realized capital gains exceed the cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of Part II Fees paid in all prior years since inception. As of September 30, 2024, this calculation resulted in ASIF trailing the required hurdle for payment to Ares of any Part II Fees by 0.1%, of the value of the underlying portfolio. 3. Includes $20.4 billion of perpetual capital IGAUM that could generate fee related performance revenues, composed of $18.5 billion within the Credit Group and $1.9 billion within the Secondaries Group. Incentive Eligible AUM Incentive Eligible AUM as of September 30, 2024 was $267.3 billion, an increase of 15% from prior year • The increase of $33.9 billion was primarily driven by: ◦ commitments to funds across our U.S. and European direct lending, alternative credit and private equity secondaries strategies Incentive Generating AUM(1) as of September 30, 2024 was $120.3 billion, an increase of 12% from prior year • The increase was primarily driven by deployment of capital within credit funds that are generating returns in excess of their hurdle rates as of September 30, 2024 Of the $179.1 billion of Incentive Eligible AUM that is currently invested, 67% is Incentive Generating AUM • Excluding the Incentive Eligible AUM associated with Part II Fees,(2) which are based on capital gains from the largely debt oriented portfolios of ARCC and ASIF, 81% of Incentive Eligible AUM that is currently invested is Incentive Generating AUM Q3-24 Incentive Generating to Incentive Eligible AUM Reconciliation $42.9 $1.6 $178.7 $20.5 $41.6 $20.6 $17.0 $159.5 $19.1 $39.4 $233.4 $259.5 $267.3 $14.0 $1.4 $1.6 $184.8 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK]

13 $24.1 $2.8 $0.1 $1.4 $1.2 Q3-24 Gross Capital Deployment Capital Deployment ($ in billions) (2) Capital Deployment in Drawdown Funds ($ in billions) Total Gross Capital Deployment during Q3-24 was $29.6 billion compared to $16.7 billion during Q3-23 • Deployment by our drawdown funds was $13.7 billion in Q3-24 compared to $10.2 billion in Q3-23 ◦ Of our drawdown funds, the investment strategies with the highest deployment were U.S. and European direct lending and alternative credit • Deployment by our perpetual capital vehicles was $12.9 billion in Q3-24 compared to $6.6 billion in Q3-23 ◦ Of our perpetual capital vehicles, the investment strategies with the highest deployment were U.S. direct lending and alternative credit Q3-23 Q2-24 Q3-24 $7.4 $0.4 $2.1 $10.2 $9.8 $0.1 $2.4 $13.0 $13.7 $2.2 $10.1 $0.1 Credit Real Assets Private Equity Secondaries $1.3 Credit Real Assets Private Equity Secondaries Other Businesses $0.7 $29.6 $0.3

14 Note: Past performance is not indicative of future results. Please refer to the endnotes on slide 37 for additional information. Credit Group(1) Alternative Credit 2.7% / 8.9% $ in thousands Q3-24 Q3-23 % Change YTD-24 YTD-23 % Change Management and other fees $567,970 $477,811 19% $1,633,992 $1,375,244 19% Fee related performance revenues 41,761 44 NM 48,920 866 NM Fee Related Earnings 388,698 318,590 22 1,109,396 910,836 22 Realized net performance income 2,741 5,042 (46) 48,087 37,370 29 Realized net investment income (loss) 374 1,251 (70) (1,804) 17,532 NM Realized Income $391,813 $324,883 21 $1,155,679 $965,738 20 $ in billions Q3-24 Q3-23 % Change AUM $335.3 $283.2 18% FPAUM 205.2 175.1 17 Gross Capital Deployment 24.1 13.2 83 Financial Summary and Highlights Strategy Performance Highlights Opportunistic Credit 6.2% / 16.9% U.S. Senior Direct Lending 4.0% / 18.9% U.S. Junior Direct Lending 4.4% / 16.7% European Direct Lending 2.5% / 11.1% APAC Credit 6.7% / 21.1% Q3-24 / Q3-24 LTM gross returns(2) • Management and other fees increased by 19% for Q3-24 compared to Q3-23, primarily driven by deployment within our U.S. and European direct lending and alternative credit strategies. Management fees in Q3-23 included catch-up fees of $1.0 million from SSG Fund VI • Fee related performance revenues increased for Q3-24 compared to Q3-23 as a result of fees from an open-ended core alternative credit fund • Fee Related Earnings increased by 22% for Q3-24 compared to Q3-23, primarily driven by the increases in management fees and net fee related performance revenues • Realized Income increased by 21% for Q3-24 compared to Q3-23, primarily driven by the increase in Fee Related Earnings • Capital deployment totaled $24.1 billion for Q3-24, primarily driven by $12.8 billion in U.S. direct lending, $3.8 billion in alternative credit, $3.4 billion in liquid credit and $3.1 billion in European direct lending

15 Note: Past performance is not indicative of future results. Please refer to the endnotes on slide 38 for additional information. Financial Summary and Highlights U.S. Real Estate Equity 1.7% / 5.1% Strategy Performance Highlights European Real Estate Equity 1.3% / (3.2)% Infrastructure Debt 2.6% / 9.0% Q3-24 / Q3-24 LTM gross returns(2) Real Assets Group(1) • Management and other fees increased by 14% for Q3-24 compared to Q3-23, primarily due to higher management fees from commitments to AREOF IV, our second climate infrastructure fund and our fourth European value-add real estate equity fund. Management fees in Q3-24 included catch-up fees of $6.1 million from these funds • Fee Related Earnings increased by 11% for Q3-24 compared to Q3-23, primarily driven by the increase in management fees, partially offset by higher operating expenses • Realized Income increased by 20% for Q3-24 compared to Q3-23, primarily driven by the increase in Fee Related Earnings and realized net performance income from an infrastructure opportunities fund and US VIII in Q3-24 • Capital deployment totaled $2.8 billion for Q3-24, primarily driven by $1.3 billion in real estate debt, $0.7 billion in U.S. real estate equity and $0.5 billion in infrastructure opportunities $ in thousands Q3-24 Q3-23 % Change YTD-24 YTD-23 % Change Management and other fees $112,996 $99,062 14% $317,939 $310,079 3% Fee related performance revenues — — — — 334 (100) Fee Related Earnings 56,518 51,136 11 154,679 160,716 (4) Realized net performance income 6,038 2,251 168 9,190 5,648 63 Realized net investment loss (537) (1,712) 69 (14,238) (8,821) (61) Realized Income $62,019 $51,675 20 $149,631 $157,543 (5) $ in billions Q3-24 Q3-23 % Change AUM $70.3 $63.9 10% FPAUM 43.1 40.8 6 Gross Capital Deployment 2.8 2.8 —

16 Corporate Private Equity 1.6% / 3.7% Note: Past performance is not indicative of future results. Please refer to the endnotes on slide 40 for additional information. Financial Summary and Highlights Strategy Performance Highlights Q3-24 / Q3-24 LTM gross returns(3) Private Equity Group(1) • Management and other fees increased by 16% for Q3-24 compared to Q3-23, primarily driven by the acquisition of Crescent Point • Fee Related Earnings increased by 21% for Q3-24 compared to Q3-23, primarily driven by the increase in management fees • Realized Income increased by 152% for Q3-24 compared to Q3-23, primarily driven by the increase in Fee Related Earnings • Capital deployment totaled $0.1 billion for Q3-24 within corporate private equity $ in thousands Q3-24(2) Q3-23 % Change YTD-24(2) YTD-23 % Change Management and other fees $34,993 $30,229 16% $104,384 $90,706 15% Fee Related Earnings 16,540 13,614 21 46,365 35,966 29 Realized net performance income 95 — NM 1,797 12,296 (85) Realized net investment loss (4,332) (8,730) 50 (15,220) (15,334) 1 Realized Income $12,303 $4,884 152 $32,942 $32,928 0 $ in billions Q3-24 Q3-23 % Change AUM $24.5 $20.0 23% FPAUM 12.3 11.3 9 Gross Capital Deployment 0.1 0.4 (75)

17 Note: Past performance is not indicative of future results. Please refer to the endnotes on slide 41 for additional information. Financial Summary and Highlights Private Equity Secondaries (3.7)% / (6.0)% Strategy Performance Highlights Real Estate Secondaries (0.9)% / (5.7)% Q3-24 / Q3-24 LTM gross returns(3) Secondaries Group(1) • Management and other fees increased by 12% for Q3-24 compared to Q3-23, primarily driven by higher management fees from APMF and commitments to our third infrastructure secondaries fund. Management fees in Q3-23 included catch-up fees of $2.2 million from LREF IX • Fee Related Earnings increased by 13% for Q3-24 compared to Q3-23, primarily due to the increase in management fees • Realized Income increased by 11% for Q3-24 compared to Q3-23, primarily driven by the increase in Fee Related Earnings • Capital deployment totaled $1.4 billion for Q3-24, primarily driven by $0.4 billion in real estate secondaries, $0.4 billion in private equity secondaries and $0.3 billion in credit secondaries • Fee Related Earnings increased by 13% for Q3-24 compared to Q3-23, primarily driven by lower operating expenses $ in thousands Q3-24 Q3-23 % Change YTD-24 YTD-23 % Change Management and other fees $48,142 $42,957 12% $140,766 $124,610 13% Fee related performance revenues 2,508 2,168 16 20,633 5,737 260 Fee Related Earnings 27,754 24,518 13 87,000 71,262 22 Realized net performance income — — — 471 782 (40) Realized net investment loss (2,095) (1,468) (43) (7,013) (4,817) (46) Realized Income $25,659 $23,050 11 $80,458 $67,227 20 $ in billions Q3-24 Q3-23 % Change AUM $27.3 $23.2 18% FPAUM 21.1 17.9 18 Gross Capital Deployment 1.4 0.4 250

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Strategic Initiative s BUSINESS SECTOR PALETTE GENERAL PALETTE Supplemental Details

19 Financial Details – Segments 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. Please refer to “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basisˮ on slides 35-36. 2. Includes fee related performance compensation of $31.3 million and less than $0.1 million for Q3-24 and Q3-23, respectively, for the Credit Group and $0.0 million and $0.0 million for Q3-24 and Q3-23, respectively, for the Real Assets Group. Three months ended September 30, 2024 $ in thousands Credit Group Real Assets Group Private Equity Group Secondaries Group Other Operations Management Group Total(1) Management fees $557,450 $105,733 $34,621 $48,084 $11,374 $— $757,262 Fee related performance revenues 41,761 — — 2,508 — — 44,269 Other fees 10,520 7,263 372 58 114 5,253 23,580 Compensation and benefits (148,643) (42,360) (13,877) (14,432) (7,245) (102,112) (328,669) Compensation and benefits—fee related performance compensation (31,344) — — — — — (31,344) General, administrative and other expenses (41,046) (14,118) (4,576) (8,464) (1,459) (56,124) (125,787) Fee related earnings 388,698 56,518 16,540 27,754 2,784 (152,983) 339,311 Performance income—realized 6,192 15,441 475 — — — 22,108 Performance related compensation—realized (3,451) (9,403) (380) — — — (13,234) Realized net performance income 2,741 6,038 95 — — — 8,874 Investment income—realized 916 2,003 197 — 732 — 3,848 Interest and other investment income—realized 7,083 1,971 333 96 6,477 496 16,456 Interest expense (7,625) (4,511) (4,862) (2,191) (10,409) (135) (29,733) Realized net investment income (loss) 374 (537) (4,332) (2,095) (3,200) 361 (9,429) Realized income $391,813 $62,019 $12,303 $25,659 $(416) $(152,622) $338,756 Three months ended September 30, 2023 $ in thousands Credit Group Real Assets Group Private Equity Group Secondaries Group Other Operations Management Group Total(1) Management fees $470,609 $92,754 $29,799 $42,949 $7,538 $— $643,649 Fee related performance revenues 44 — — 2,168 — — 2,212 Other fees 7,202 6,308 430 8 83 5,717 19,748 Compensation and benefits (131,145) (37,608) (13,145) (14,991) (3,233) (90,347) (290,469) Compensation and benefits—fee related performance compensation (27) — — (1,075) — — (1,102) General, administrative and other expenses (28,093) (10,318) (3,470) (4,541) (924) (52,460) (99,806) Fee related earnings 318,590 51,136 13,614 24,518 3,464 (137,090) 274,232 Performance income—realized 12,223 5,589 (15) — — — 17,797 Performance related compensation—realized (7,181) (3,338) 15 — — — (10,504) Realized net performance income 5,042 2,251 — — — — 7,293 Investment income (loss)—realized 1,475 (875) (4,631) — — — (4,031) Interest and other investment income—realized 5,601 3,148 214 552 3,305 114 12,934 Interest expense (5,825) (3,985) (4,313) (2,020) (9,809) (23) (25,975) Realized net investment income (loss) 1,251 (1,712) (8,730) (1,468) (6,504) 91 (17,072) Realized income $324,883 $51,675 $4,884 $23,050 $(3,040) $(136,999) $264,453 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. Please refer to “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basisˮ on slides 35-36.

20 Nine months ended September 30, 2024 $ in thousands Credit Group Real Assets Group Private Equity Group Secondaries Group Other Operations Management Group Total(1) Management fees $1,603,080 $299,156 $103,126 $140,650 $30,726 $— $2,176,738 Fee related performance revenues 48,920 — — 20,633 — — 69,553 Other fees 30,912 18,783 1,258 116 396 15,066 66,531 Compensation and benefits (421,956) (119,403) (42,737) (41,818) (17,937) (294,639) (938,490) Compensation and benefits—fee related performance compensation (35,538) — — (6,153) — — (41,691) General, administrative and other expenses (116,022) (43,857) (15,282) (26,428) (5,041) (160,514) (367,144) Fee related earnings 1,109,396 154,679 46,365 87,000 8,144 (440,087) 965,497 Performance income—realized 121,214 24,324 9,032 361 — — 154,931 Performance related compensation—realized (73,127) (15,134) (7,235) 110 — — (95,386) Realized net performance income 48,087 9,190 1,797 471 — — 59,545 Investment income (loss)—realized (1) 1,671 505 — 2,382 — 4,557 Interest and other investment income—realized 23,609 1,280 794 454 38,803 1,588 66,528 Interest expense (25,412) (17,189) (16,519) (7,467) (38,190) (280) (105,057) Realized net investment income (loss) (1,804) (14,238) (15,220) (7,013) 2,995 1,308 (33,972) Realized income $1,155,679 $149,631 $32,942 $80,458 $11,139 $(438,779) $991,070 Nine months ended September 30, 2023 $ in thousands Credit Group Real Assets Group Private Equity Group Secondaries Group Other Operations Management Group Total(1) Management fees $1,349,434 $285,463 $89,461 $124,597 $19,065 $— $1,868,020 Fee related performance revenues 866 334 — 5,737 — — 6,937 Other fees 25,810 24,616 1,245 13 268 18,205 70,157 Compensation and benefits (382,362) (116,943) (43,184) (42,877) (9,759) (261,325) (856,450) Compensation and benefits—fee related performance compensation (567) 711 — (3,224) — — (3,080) General, administrative and other expenses (82,345) (33,465) (11,556) (12,984) (2,120) (148,099) (290,569) Fee related earnings 910,836 160,716 35,966 71,262 7,454 (391,219) 795,015 Performance income—realized 106,162 14,412 63,534 5,460 — — 189,568 Performance related compensation—realized (68,792) (8,764) (51,238) (4,678) — — (133,472) Realized net performance income 37,370 5,648 12,296 782 — — 56,096 Investment income (loss)—realized 19,546 (4,196) (1,668) — 170 — 13,852 Interest and other investment income—realized 21,058 7,362 571 1,959 11,492 350 42,792 Interest expense (23,072) (11,987) (14,237) (6,776) (20,668) (60) (76,800) Realized net investment income (loss) 17,532 (8,821) (15,334) (4,817) (9,006) 290 (20,156) Realized income $965,738 $157,543 $32,928 $67,227 $(1,552) $(390,929) $830,955 Financial Details – Segments 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. Please refer to “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basisˮ on slides 35-36. 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. Please refer to “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basisˮ on slides 35-36. 2. Includes fee related performance compensation of $35.5 million and $0.6 million for YTD-24 and YTD-23, respectively, for the Credit Group and $0.0 million and $0.7 million for YTD-24 and YTD-23, respectively, for the Real Assets Group. 3. Represents results of Landmark following the acquisition close date of June 2, 2021.

21 Realized Income per Share Data Three months ended September 30, Nine months ended September 30, $ in thousands, except share data 2024 2023 2024 2023 After-tax Realized Income Realized Income before taxes $338,756 $264,453 $991,070 $830,955 Entity level foreign, state and local taxes (8,396) (7,712) (22,306) (18,798) Realized Income before corporate income taxes 330,360 256,741 968,764 812,157 Corporate income (taxes) benefit(1) (14,311) 4,317 (55,626) (26,825) After-tax Realized Income $316,049 $261,058 $913,138 $785,332 After-tax Realized Income per share(2) $0.98 $0.83 $2.85 $2.51 After-tax Realized Income per share of Class A and non-voting common stock Realized Income before corporate income taxes $330,360 $256,741 $968,764 $812,157 x Average ownership % of Ares Operating Group 64.14% 61.03% 63.27% 60.51% Realized Income before corporate income taxes attributable to Class A and non-voting common stockholders $211,893 $156,689 $612,907 $491,421 Corporate income (taxes) benefit(1) (14,311) 4,317 (55,626) (26,825) After-tax Realized Income attributable to Class A and non-voting common stockholders $197,582 $161,006 $557,281 $464,596 After-tax Realized Income per share of Class A and non-voting common stock(3) $0.95 $0.83 $2.74 $2.44 1. Corporate income taxes represent accrued corporate taxes, net of deductions, to be paid or benefits to be received by Ares: • Corporate income taxes excludes the effects of $22.0 million, $22.4 million and $31.2 million, $63.1 million, for Q3-24, Q3-23 and YTD-24, YTD-23, respectively, of deferred income tax expense primarily related to net unrealized performance income and net unrealized investment income, as these incomes have been excluded from RI. • The primary differences between the current portion of taxable income and RI relate to the timing of certain items, primarily vesting of equity awards, exercise of stock options, payment of placement fees, and amortization of intangibles. • Tax deductions associated with the vesting of restricted stock units and the exercise of options reduced our current tax provision by $21.6 million, $31.6 million and $52.6 million, $64.6 million for Q3-24, Q3-23 and YTD-24, YTD-23, respectively. The inclusion of the benefit in the after-tax RI per share calculation had the effect of increasing this metric by $0.10, $0.16 and $0.25, $0.33, and decreased the RI cash tax rate by 9.9%, 19.6% and 8.4%, 12.8% for Q3-24, Q3-23 and YTD-24, YTD-23, respectively, from the Company’s statutory tax rate of 24.0% for each period presented. • Corporate Income taxes represent the current portion of our GAAP tax provision and is presented before giving effect to the tax benefits recorded in connection with the Tax Receivable Agreement (“TRAˮ). As a result, a higher corporate income tax is used to calculate after-tax RI per share than the current taxes paid by the Company. The current tax benefits associated with the TRA, which represent 85.0% of the tax benefits, were $5.7 million, $1.9 million and $10.8 million, $5.4 million for Q3-24, Q3-23 and YTD-24, YTD-23, respectively. 2. Weighted-average shares used for after-tax RI per share for Q3-24 and Q3-23 were 324,012,869 and 316,380,106, respectively. YTD after-tax realized income per share represents the sum of the last three quarters. 3. Weighted-average shares used for after-tax RI per share of Class A and non-voting common stock for Q3-24 and Q3-23 were 207,819,596 and 193,100,071, respectively. YTD after-tax realized income per share represents the sum of the last three quarters.

22 Weighted-Average Shares 1. Represents proportional dilutive impact based upon the weighted average percentage of Ares Operating Group owned by Ares Management Corporation (64.14% and 61.03% as of September 30, 2024 and 2023, respectively). 2. Represents units exchangeable for shares of Class A common stock on a one-for-one basis. 3. We apply the treasury stock method to determine the dilutive weighted-average common shares represented by our restricted units to be settled in shares of Class A common stock and options to acquire shares of Class A common stock. Under the treasury stock method, compensation expense attributed to future services and not yet recognized is presumed to be used to acquire outstanding shares of Class A common stock, thus reducing the weighted-average number of shares and the dilutive effect of these awards. 4. Excludes Class B common stock and Class C common stock as they are not entitled to any economic benefits of Ares in an event of dissolution, liquidation or winding up of Ares. Q3-24 Q3-23 Total Shares Common Shares, As Adjusted(1) Total Shares Common Shares, As Adjusted(1) Weighted-average shares of Class A and non-voting common stock 200,724,068 200,724,068 186,218,638 186,218,638 Ares Operating Group Units exchangeable into shares of Class A common stock(2) 112,226,117 — 118,886,752 — Dilutive effect of unvested restricted common units(3) 11,062,684 7,095,528 10,232,352 6,245,234 Dilutive effect of unexercised options(3) — — 1,042,364 636,199 Total Weighted-Average Shares Used For Realized Income(4) 324,012,869 207,819,596 316,380,106 193,100,071

23 Substantial balance sheet value related to investments primarily in Ares managed vehicles and net accrued performance income as of September 30, 2024 Balance Sheet 1. Unconsolidated investments includes $786.4 million of investments in Consolidated Funds that are eliminated upon consolidation for GAAP and excludes $63.4 million of investments that are attributable to non-controlling interests. Corporate investment portfolio excludes accrued carried interest allocation, a component of gross accrued performance income, of $3,486.9 million. 2. As of December 31, 2023, gross and net accrued performance income on a GAAP basis was $3,413.0 million and $898.4 million, respectively, and on an unconsolidated basis was $3,433.1 million and $918.5 million, respectively. The unconsolidated basis includes $38.6 million and $20.1 million, respectively, of accrued performance income as of September 30, 2024 and December 31, 2023, related to our insurance platform that has been eliminated upon consolidation. Net accrued performance income represents accrued carried interest allocation and excludes net performance income—realized that has been recognized but not yet received by the Company as of the reporting date. 3. Represents the sum of our cash, cash equivalents and available capacity on our revolving credit facility as of September 30, 2024. Credit Real Assets Private Equity Secondaries [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK] Net Accrued Performance Income by Group(2) 66% 20% 13% 4% September 30, 2024 57% 19% 21% 5% December 31, 2023 $898.4 million $968.0 million Financial Strength Metrics BBB+ / A- Rated by S&P and Fitch $1,280.1 million Available Liquidity(3) $ in millions As of September 30, 2024 Cash and cash equivalents $350.1 Term debt obligations 2,072.4 Amount drawn on $1,400.0 revolving credit facility ($930.0 available capacity) 470.0 GAAP Unconsolidated Corporate investment portfolio(1) $1,205.6 $1,928.6 Gross accrued performance income(2) 3,486.9 3,525.5 Net accrued performance income(2) 968.0 1,006.6 Net Accrued Performance Income Rollforward $898.4 $968.0 Q4-23 (+) Net Change in Unrealized (-) Net Realizations Q3-24 ($ in millions) $113.8 $44.2

24 Balance Sheet Investments by Strategy(1) $ in millions As of September 30, 2024 As of December 31, 2023 Credit Liquid Credit(2) $142.7 $127.3 Alternative Credit 24.6 37.8 Opportunistic Credit 41.3 42.8 U.S. Direct Lending 92.9 84.6 European Direct Lending 76.1 55.7 APAC Credit 10.0 32.9 Credit $387.6 $381.1 Real Assets U.S. Real Estate Equity $71.5 $95.9 European Real Estate Equity(3) 12.0 10.3 Real Estate Debt(3) 127.5 185.5 Infrastructure Opportunities 33.5 28.6 Infrastructure Debt 39.8 33.3 Real Assets $284.3 $353.6 Private Equity Corporate Private Equity $303.2 $277.3 APAC Private Equity 15.8 21.9 Private Equity $319.0 $299.2 Secondaries Private Equity Secondaries $121.4 $105.9 Real Estate Secondaries 12.4 11.9 Infrastructure Secondaries 4.5 2.8 Credit Secondaries 0.1 — Secondaries $138.4 $120.6 Other Insurance $377.6 $510.4 Other Investments 421.7 376.4 Other $799.3 $886.8 Total $1,928.6 $2,041.3 1. As of September 30, 2024, the fair value of our corporate investment portfolio was $1,205.6 million as reported in accordance with GAAP. The difference between GAAP and unconsolidated investments represents $786.4 million of investments in Consolidated Funds that are eliminated upon consolidation and excludes $63.4 million of investments that are attributable to non- controlling interests. Corporate investment portfolio excludes accrued carried interest allocation, a component of gross accrued performance income, of $3,486.9 million. 2. Includes $96.1 million and $83.1 million in syndicated loans as of September 30, 2024 and December 31, 2023, respectively, which represents Ares' maximum exposure of loss from its investments in Ares CLOs. 3. In Q3-24, Ares changed its strategy composition to move the activities of European real estate debt from European real estate equity to real estate debt.

25 Credit • AUM increased by 18% from Q3-23, primarily driven by commitments to SDL III, our sixth European direct lending fund and to our alternative credit strategy and by capital raised by our business development companies and AESIF Real Assets • AUM increased by 10% from Q3-23 primarily driven by commitments to AREOF IV, a European real estate debt fund and our fourth European value-add real estate equity fund Private Equity • AUM increased by 23% from Q3-23, primarily driven by the acquisition of Crescent Point and by commitments to our seventh corporate private equity fund Secondaries • AUM increased by 23% from Q3-23, primarily driven by commitments to our infrastructure secondaries strategy and by capital raised by APMF Other Businesses • AUM increased by 38% from Q3-23, primarily driven by additional managed assets from our insurance platform AUM Rollforward Q3-24 AUM Rollforward $ in millions Credit Real Assets Private Equity Secondaries Other Businesses Total Q2-24 Ending Balance $323,123 $67,692 $24,580 $26,303 $5,534 $447,232 Acquisitions 362 — — — — 362 Net new par/equity commitments 8,801 1,604 105 688 2,043 13,241 Net new debt commitments 5,620 1,250 — 625 — 7,495 Capital reductions (2,518) (254) — — — (2,772) Distributions (7,277) (933) (195) (162) (238) (8,805) Redemptions (854) (206) — — — (1,060) Net allocations among investment strategies 1,027 — — 25 (1,052) — Change in fund value 7,034 1,200 14 (224) 78 8,102 Q3-24 Ending Balance $335,318 $70,353 $24,504 $27,255 $6,365 $463,795 QoQ change $12,195 $2,661 $(76) $952 $831 $16,563 Q3-24 LTM AUM Rollforward $ in millions Credit Real Assets Private Equity Secondaries Other Businesses Total Q3-23 Ending Balance $283,230 $63,915 $19,940 $23,255 $4,602 $394,942 Acquisitions 362 — 3,697 — 71 4,130 Net new par/equity commitments 35,719 6,832 1,959 4,396 6,323 55,229 Net new debt commitments 25,420 3,530 — 625 — 29,575 Capital reductions (9,960) (664) (6) — — (10,630) Distributions (16,226) (3,350) (637) (886) (727) (21,826) Redemptions (5,091) (1,281) (2) — (492) (6,866) Net allocations among investment strategies 3,265 — (47) 55 (3,273) — Change in fund value 18,599 1,371 (400) (190) (139) 19,241 Q3-24 Ending Balance $335,318 $70,353 $24,504 $27,255 $6,365 $463,795 YoY change $52,088 $6,438 $4,564 $4,000 $1,763 $68,853

26 Credit • FPAUM increased by 17% from Q3-23, primarily driven by deployment of capital in funds across our U.S. and European direct lending and alternative credit strategies, by capital raised by our business development companies and commitments to CLOs within our liquid credit strategy Real Assets • FPAUM increased by 6% from Q3-23 primarily driven by commitments to AREOF IV and our fourth European value-add real estate equity fund Private Equity • FPAUM increased by 9% from Q3-23, primarily driven by the acquisition of Crescent Point Secondaries • FPAUM increased by 18% from Q3-23, primarily driven by capital raised by APMF and by commitments to our real estate secondaries strategy Other Businesses • FPAUM increased by 93% from Q3-23, primarily driven by additional managed assets from our insurance platform FPAUM Rollforward Q3-24 FPAUM Rollforward $ in millions Credit Real Assets Private Equity Secondaries Other Businesses Total Q2-24 Ending Balance $197,088 $41,623 $12,265 $20,461 $4,412 $275,849 Acquisitions 244 — — — — 244 Commitments 5,214 1,153 — 507 1,946 8,820 Deployment/subscriptions/increase in leverage 6,811 781 9 89 20 7,710 Capital reductions (3,269) — — — — (3,269) Distributions (3,717) (581) (54) (66) (238) (4,656) Redemptions (1,025) (206) — — — (1,231) Net allocations among investment strategies 1,282 — — — (1,282) — Change in fund value 2,781 527 (5) (135) 212 3,380 Change in fee basis (172) (184) 68 236 — (52) Q3-24 Ending Balance $205,237 $43,113 $12,283 $21,092 $5,070 $286,795 QoQ change $8,149 $1,490 $18 $631 $658 $10,946 Q3-24 LTM FPAUM Rollforward $ in millions Credit Real Assets Private Equity Secondaries Other Businesses Total Q3-23 Ending Balance $175,083 $40,810 $11,298 $17,869 $2,633 $247,693 Acquisitions 244 — 1,692 — 55 1,991 Commitments 18,707 4,312 — 3,033 5,712 31,764 Deployment/subscriptions/increase in leverage 29,390 3,065 209 356 174 33,194 Capital reductions (10,121) (138) — — — (10,259) Distributions (13,532) (2,599) (54) (453) (727) (17,365) Redemptions (6,414) (1,284) (2) — — (7,700) Net allocations among investment strategies 3,630 — — 30 (3,660) — Change in fund value 6,816 45 (33) (84) 1,000 7,744 Change in fee basis 1,434 (1,098) (827) 341 (117) (267) Q3-24 Ending Balance $205,237 $43,113 $12,283 $21,092 $5,070 $286,795 YoY change $30,154 $2,303 $985 $3,223 $2,437 $39,102

27 AUM and FPAUM by Strategy 1. AUM includes ARCC, IHAM and Senior Direct Lending Program ("SDLP") AUM of $30.8 billion, $10.6 billion and $3.8 billion, respectively. ARCC’s wholly owned portfolio company, IHAM, an SEC- registered investment adviser, manages 21 vehicles as of September 30, 2024. SDLP is a program co-managed by a subsidiary of Ares through which ARCC co-invests with Varagon Capital Partners. 2.In Q3-24, Ares changed its strategy composition to move the activities of European real estate debt from European real estate equity to real estate debt. 3.Excludes $11.6 billion of AUM and $11.2 billion of FPAUM that is sub-advised by Ares vehicles and included within other strategies. As of September 30, 2024 $ in billions AUM % AUM FPAUM % FPAUM Credit Liquid Credit $46.9 14% $46.2 23% Alternative Credit 40.6 12 27.8 14 Opportunistic Credit 13.4 4 7.4 4 U.S. Direct Lending(1) 147.9 44 80.9 39 European Direct Lending 74.4 22 37.8 18 APAC Credit 11.8 3 5.1 2 Other 0.3 1 — — Credit $335.3 100% $205.2 100% Real Assets U.S. Real Estate Equity $29.7 42% $20.9 48% European Real Estate Equity(2) 8.1 12 6.9 16 Real Estate Debt(2) 15.8 22 3.9 9 Infrastructure Opportunities 7.0 10 5.1 12 Infrastructure Debt 9.7 14 6.3 15 Real Assets $70.3 100% $43.1 100% Private Equity Corporate Private Equity $21.4 87% $10.6 86% APAC Private Equity 3.1 13 1.7 14 Private Equity $24.5 100% $12.3 100% Secondaries Private Equity Secondaries $14.8 54% $12.3 58% Real Estate Secondaries 7.9 29 6.3 30 Infrastructure Secondaries 2.9 11 2.2 11 Credit Secondaries 1.7 6 0.3 1 Secondaries $27.3 100% $21.1 100% Other Businesses Insurance(3) $5.8 91% $5.0 98% Other 0.6 9 0.1 2 Other Businesses $6.4 100% $5.1 100% Total $463.8 $286.8 Insurance - FPAUM could be higher. AIS credit funds have fee basis on invested capital, so the reduction in AUM for Aspida in Insurance could be higher than FPAUM reduction 1. or sub-adviser for zero other vehicle 1. AUM includes ARCC, IHAM and Senior Direct Lending Program ("SDLP") AUM of $30.8 billion, $10.6 billion and $3.8 billion, respectively. ARCC’s wholly owned portfolio company, IHAM, an SEC registered investment adviser, manages 21 vehicles as of September 30, 2024. SDLP is a program co-managed by a subsidiary of Ares through which ARCC co-invests with Varagon Capital Partners. 2. In Q3-24, Ares changed its strategy composition to move the activities of European real estate debt from European real estate equity to real estate debt. 3. Excludes $11.6 billion of AUM and $11.2 billion of FPAUM that is sub-advised by Ares vehicles and included within other strategies.

28 Credit Group Fund Performance Metrics The following table presents the performance data for funds that are not drawdown funds as of September 30, 2024: Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to endnotes on slides 37-38 for additional information. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares’ total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. Returns(%) Year of Inception Quarter-to-Date Year-to-Date Since Inception(3) Primary Investment Strategy($ in millions) AUM Gross Net Gross Net Gross Net ARCC(4)* 2004 $30,800 N/A 3.3 N/A 10.5 N/A 12.1 U.S. Direct Lending CADC(5)* 2017 7,005 N/A 2.6 N/A 7.9 N/A 6.8 U.S. Direct Lending Open-ended core alternative credit fund(6)* 2021 5,824 4.5 3.5 11.5 8.6 11.5 8.6 Alternative Credit ASIF(5)* 2023 9,421 N/A 2.4 N/A 8.2 N/A 11.7 U.S. Direct Lending The following table presents the performance data for our drawdown funds as of September 30, 2024: Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(7) Unrealized Value(8) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(9) Net(10) Gross(11) Net(12) Funds Deploying Capital PCS II* 2020 $5,941 $5,114 $3,552 $783 $3,609 $4,392 1.3x 1.2x 12.6 8.6 U.S. Direct Lending ACE V Unlevered(13)* 2020 17,348 7,026 5,579 1,110 5,487 6,597 1.3x 1.2x 11.4 8.5 European Direct Lending ACE V Levered(13)* 6,376 5,044 1,289 5,130 6,419 1.4x 1.3x 16.2 12.1 ASOF II* 2021 8,334 7,128 4,725 13 5,726 5,739 1.3x 1.2x 18.6 13.3 Opportunistic Credit Sixth European direct lending fund unlevered(14)* 2022 18,110 5,978 1,335 21 1,436 1,457 1.1x 1.1x NM NM European Direct Lending Sixth European direct lending fund levered(14)* 9,900 2,290 60 2,463 2,523 1.1x 1.1x NM NM SDL III Unlevered* 2023 22,370 3,311 599 — 613 613 1.0x 1.0x NM NM U.S. Direct Lending SDL III Levered* 11,959 1,794 — 1,899 1,899 1.1x 1.1x NM NM

29 Credit Group Fund Performance Metrics (cont'd) Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to endnotes on slides 37-38 for additional information. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares’ total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. The following table presents the performance data for our drawdown funds as of September 30, 2024: Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(7) Unrealized Value(8) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(9) Net(10) Gross(11) Net(12) Funds Harvesting Investments SSF IV 2015 $1,288 $1,515 $1,402 $1,087 $1,133 $2,220 1.7x 1.6x 9.6 8.1 Opportunistic Credit ACE III(15) 2015 2,298 2,822 2,449 2,515 1,172 3,687 1.6x 1.4x 9.3 6.7 European Direct Lending SSG Fund IV 2016 876 1,181 1,731 1,467 579 2,046 1.3x 1.2x 12.7 8.0 APAC Credit PCS I 2017 2,921 3,365 2,653 2,519 1,332 3,851 1.5x 1.4x 11.8 8.4 U.S. Direct Lending SSG Fund V 2018 2,063 1,878 2,241 2,144 476 2,620 1.3x 1.2x 25.6 15.4 APAC Credit SDL I Unlevered* 2018 3,561 922 872 603 490 1,093 1.3x 1.3x 9.3 7.2 U.S. Direct Lending SDL I Levered* 2,045 2,022 1,686 1,113 2,799 1.5x 1.4x 15.2 11.5 ACE IV Unlevered(16)* 2018 9,063 2,851 2,352 1,208 1,810 3,018 1.4x 1.3x 8.2 5.8 European Direct Lending ACE IV Levered(16)* 4,819 3,943 2,437 3,047 5,484 1.5x 1.4x 11.4 8.1 ASOF I* 2019 3,702 3,518 3,135 2,389 2,639 5,028 1.8x 1.6x 21.9 16.7 Opportunistic Credit Pathfinder I* 2020 4,276 3,683 3,177 445 3,545 3,990 1.4x 1.3x 15.6 11.2 Alternative Credit SDL II Unlevered* 2021 16,267 1,989 1,475 237 1,492 1,729 1.2x 1.2x 12.4 9.8 U.S. Direct Lending SDL II Levered* 6,047 4,209 1,066 4,272 5,338 1.4x 1.3x 19.8 15.1

30 Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to endnotes on slides 38-40 for additional information. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares’ total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. Real Assets Group Fund Performance Metrics The following table presents the performance data for funds that are not drawdown funds as of September 30, 2024: Returns(%) Year of Inception Quarter-to-Date Year-to-Date Since Inception(3) Primary Investment Strategy($ in millions) AUM Gross Net Gross Net Gross Net Diversified non-traded REIT(4)* 2012 $5,476 N/A 1.4 N/A (2.9) N/A 6.0 U.S. Real Estate Equity Industrial non-traded REIT(5)* 2017 7,336 N/A 1.4 N/A (1.1) N/A 8.6 U.S. Real Estate Equity Open-ended industrial real estate fund(6)* 2017 4,903 1.2 0.9 0.9 0.2 17.7 14.4 U.S. Real Estate Equity Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(7) Unrealized Value(8) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(9) Net(10) Gross(11) Net(12) Fund Deploying Capital IDF V(13)* 2020 $4,882 $4,585 $3,822 $813 $3,568 $4,381 1.2x 1.2x 12.9 10.1 Infrastructure Debt Funds Harvesting Investments USPF IV 2010 661 1,688 2,121 2,051 655 2,706 1.3x 1.1x 5.0 1.6 Infrastructure Opportunities US VIII 2013 159 824 836 1,529 101 1,630 1.9x 1.7x 20.6 16.7 U.S. Real Estate Equity EF IV(14) 2014 305 1,299 1,327 1,759 251 2,010 1.5x 1.4x 14.1 9.6 European Real Estate Equity EPEP II(15) 2015 174 747 670 687 160 847 1.3x 1.1x 10.1 6.2 European Real Estate Equity EIF V 2015 761 801 1,439 1,551 680 2,231 1.6x 1.7x 18.5 13.6 Infrastructure Opportunities US IX 2017 639 1,040 962 1,142 563 1,705 1.8x 1.5x 18.9 15.8 U.S. Real Estate Equity EF V(16) 2018 1,740 1,968 1,822 723 1,489 2,212 1.2x 1.1x 8.4 3.5 European Real Estate Equity IDF IV(17) 2018 2,640 4,012 4,548 2,833 2,412 5,245 1.2x 1.2x 6.8 5.6 Infrastructure Debt AREOF III 2019 1,585 1,697 1,436 681 1,150 1,831 1.3x 1.1x 14.6 7.6 U.S. Real Estate Equity The following table presents the performance data for our drawdown funds as of September 30, 2024:

31 Private Equity Group Fund Performance Metrics Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to endnotes on slide 40 for additional information. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares’ total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. The following table presents the performance data for our drawdown funds as of September 30, 2024: Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(4) Unrealized Value(5) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(6) Net(7) Gross(8) Net(9) Fund Deploying Capital ACOF VI* 2020 $8,334 $5,743 $5,164 $1,005 $7,388 $8,393 1.6x 1.4x 24.2 17.7 Corporate Private Equity Funds Harvesting Investments ACOF IV 2012 1,032 4,700 4,319 9,206 885 10,091 2.3x 1.9x 19.0 13.8 Corporate Private Equity ACOF V* 2017 8,036 7,850 7,611 3,512 7,548 11,060 1.4x 1.3x 8.8 6.8 Corporate Private Equity AEOF 2018 577 1,120 977 113 481 594 0.6x 0.5x (11.1) (13.4) Corporate Private Equity

32 Secondaries Group Fund Performance Metrics Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to the endnotes on slide 41 for additional information. For all funds within the Secondaries Group, returns are calculated from results of the underlying portfolio that are generally reported on a three month lag and may not include the impact of economic and market activities occurring in the current reporting period. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares’ total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. The following table presents the performance data for our drawdown funds as of September 30, 2024: Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(4) Unrealized Value(5) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(6) Net(7) Gross(8) Net(9) Funds Harvesting Investments LEP XV(10) 2013 $1,168 $3,250 $2,635 $3,077 $531 $3,608 1.5x 1.4x 16.0 10.7 Private Equity Secondaries LEP XVI(10)* 2016 4,366 4,896 3,945 2,079 2,995 5,074 1.4x 1.3x 19.7 12.6 Private Equity Secondaries LREF VIII(10) 2016 3,042 3,300 2,616 1,532 1,785 3,317 1.4x 1.3x 17.2 11.1 Real Estate Secondaries

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Strategic Initiative s BUSINESS SECTOR PALETTE GENERAL PALETTE Reconciliation and Disclosures

34 Corporate Data Board of Directors Michael Arougheti Co-Founder, Chief Executive Officer and President of Ares Ashish Bhutani Former Chairman and Chief Executive Officer of Lazard Asset Management and Former Vice Chairman of Lazard Ltd Antoinette Bush Senior Advisor to News Corp Kipp deVeer Head of Credit Group Paul G. Joubert Founding Partner of EdgeAdvisors and Investing Partner in Converge Venture Partners David Kaplan Co-Founder Michael Lynton Chairman of Snap Inc. Eileen Naughton Former Chief People Officer and Vice President of People Operations at Google, Inc. Dr. Judy D. Olian President of Quinnipiac University Antony P. Ressler Co-Founder and Executive Chairman of Ares Bennett Rosenthal Co-Founder and Chairman of Private Equity Group Executive Officers Michael Arougheti Co-Founder, Chief Executive Officer and President Ryan Berry Chief Marketing and Strategy Officer Kipp deVeer Head of Credit Group David Kaplan Co-Founder Jarrod Phillips Chief Financial Officer Antony P. Ressler Co-Founder and Executive Chairman Bennett Rosenthal Co-Founder and Chairman of Private Equity Group Naseem Sagati Aghili General Counsel and Corporate Secretary Corporate Headquarters 1800 Avenue of the Stars Suite 1400 Los Angeles, CA 90067 Tel: (310) 201-4100 Fax: (310) 201-4170 Corporate Counsel Kirkland & Ellis LLP Los Angeles, CA Independent Registered Public Accounting Firm Ernst & Young LLP Los Angeles, CA Research Coverage Autonomous Patrick Davitt (646) 561-6254 Bank of America Merrill Lynch Craig Siegenthaler (646) 855-5004 Barclays Benjamin Budish (212) 526-2418 Deutsche Bank Brian Bedell (212) 250-6600 Goldman Sachs Alexander Blostein (212) 357-9976 Jefferies Dan Fannon (415) 229-1523 JMP Securities Brian McKenna (212) 906-3545 JP Morgan Kenneth Worthington (212) 622-6613 Keefe, Bruyette & Woods Kyle Voigt (212) 887-7715 Morgan Stanley Michael Cyprys (212) 761-7619 Oppenheimer Chris Kotowski (212) 667-6699 RBC Capital Markets Kenneth Lee (212) 905-5995 Redburn Atlantic Nicolas Watts +44 20 7000 2187 Research Coverage (con’t) TD Cowen Bill Katz (212) 468-7802 UBS Investment Bank Brennan Hawken (212) 713-9439 Wells Fargo Michael C. Brown (212) 214-8070 Wolfe Research Steven Chubak (646) 582-9315 Investor Relations Contacts Greg Mason Partner/Co-Head of Public Markets Investor Relations Tel: (314) 282-2533 gmason@aresmgmt.com Carl Drake Partner/Senior Advisor to Public Markets Investor Relations and Corporate Communications Tel: (678) 538-1981 cdrake@aresmgmt.com General IR Contact Tel (U.S.): (800) 340-6597 Tel (International): (212) 808-1101 IRARES@aresmgmt.com Please visit our website at: www.aresmgmt.com Securities Listing NYSE: ARES Transfer Agent Equiniti Trust Company, LLC

35 GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis Three months ended September 30, Nine months ended September 30, $ in thousands 2024 2023 2024 2023 Realized Income and Fee Related Earnings: Income before taxes $327,106 $226,872 $875,479 $849,963 Adjustments: Amortization of intangibles 37,781 96,932 95,940 170,597 Depreciation expense 8,224 8,592 22,960 23,577 Equity compensation expense 85,612 61,976 266,267 192,964 Acquisition-related compensation expense(1) 5,435 589 16,374 1,831 Acquisition and merger-related expense 25,166 2,414 39,394 10,126 Placement fee adjustment (4,485) 944 825 (6,032) Other (income) expense, net 3,389 286 (7,910) 589 Income before taxes of non-controlling interests in consolidated subsidiaries (10,544) (5,007) (18,148) (6,892) Income before taxes of non-controlling interests in Consolidated Funds, net of eliminations (65,998) (84,429) (242,065) (179,362) Total performance (income) loss—unrealized (263,553) 31,400 (95,759) (384,533) Total performance related compensation—unrealized 180,174 (38,650) 8,478 261,996 Total net investment (income) loss—unrealized 10,449 (37,466) 29,235 (103,869) Realized Income 338,756 264,453 991,070 830,955 Total performance income—realized (22,108) (17,797) (154,931) (189,568) Total performance related compensation—realized 13,234 10,504 95,386 133,472 Total investment loss—realized 9,429 17,072 33,972 20,156 Fee Related Earnings $339,311 $274,232 $965,497 $795,015 Note: This table is a reconciliation of income before taxes on a GAAP basis to RI and FRE on an unconsolidated basis, which reflects the results of the reportable segments on a combined basis together with the OMG. The OMG’s revenues and expenses are not allocated to our reportable segments but management considers the cost structure of the OMG when evaluating our financial performance. Management uses this information to assess the performance of our reportable segments and OMG and believes that this information enhances the ability of stockholders to analyze our performance. 1. Represents contingent obligations (earnouts) recorded in connection with the acquisitions of Infrastructure Debt and Crescent Point that are recorded as compensation expense.

36 GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis (cont'd) Note: These tables reconcile consolidated carried interest allocation and incentive fees reported in accordance with GAAP to unconsolidated realized performance income and consolidated GAAP other income to unconsolidated realized net investment income. These reconciliations show the results of the reportable segments on a combined basis together with the OMG. The OMG’s revenues and expenses are not allocated to our reportable segments but management considers the cost structure of the OMG when evaluating our financial performance. Management uses this information to assess the performance of our reportable segments and OMG and believes that this information enhances the ability of stockholders to analyze our performance. Three months ended September 30, Nine months ended September 30, $ in thousands 2024 2023 2024 2023 Performance income and net investment income reconciliation: Carried interest allocation $277,651 $(28,126) $194,006 $541,828 Incentive fees 48,638 16,454 105,039 33,327 Carried interest allocation and incentive fees 326,289 (11,672) 299,045 575,155 Performance income (loss)—realized from Consolidated Funds — — (3) 138 Fee related performance revenues (44,269) (2,212) (69,553) (6,937) Total performance (income) loss—unrealized (262,521) 33,274 (77,272) (375,306) Performance (income) loss of non-controlling interests in consolidated subsidiaries 2,609 (1,593) 2,714 (3,482) Performance income—realized $22,108 $17,797 $154,931 $189,568 Total consolidated other income $52,254 $116,577 $207,619 $299,394 Net investment income from Consolidated Funds (87,610) (126,240) (276,244) (351,034) Principal investment income 14,101 29,980 12,038 130,679 Other expense (income), net 3,389 286 (7,910) 589 Other expense (income) of non-controlling interests in consolidated subsidiaries (2,012) (209) 1,290 4,085 Investment loss (income)—unrealized (4,950) (31,246) 13,836 (104,170) Interest and other investment loss (income)—unrealized 15,399 (6,220) 15,399 301 Total realized net investment loss $(9,429) $(17,072) $(33,972) $(20,156)

37 The tables for each of the investment group highlights on slides 14-17 are a financial summary only and segment results are shown before the unallocated support costs of the Operations Management Group. Please refer to “Financial Details - Segmentsˮ on slides 19-20 for complete financial results. Credit Group 1. The Credit Group had ~620 investment and investor relations professionals, ~275 active funds, ~1,800 portfolio companies and ~1,500 alternative credit investments as of September 30, 2024. 2. Composite returns are calculated by asset-weighting the underlying fund-level time-weighted returns. Returns include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross time-weighted returns do not reflect the deduction of management fees, carried interest, as applicable, or other expenses, while net time-weighted returns are after giving effect to these items. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. Additional information for performance by strategy is as follows: • Performance for the alternative credit strategy is represented by Pathfinder I. The net returns were 1.9% for Q3-24 and 6.1% for Q3-24 LTM. • Performance for the opportunistic credit strategy is represented by the composite made up of ASOF I and ASOF II. The net fund-level returns were 4.7% for Q3-24 and 11.7% for Q3-24 LTM. • Performance for the U.S. senior direct lending strategy is represented by the composite made up of SDL I and SDL II levered feeder funds. The net returns were 3.1% for Q3-24 and 14.4% for Q3-24 LTM. The gross and net returns for the composite made up of the SDL I and SDL II unlevered feeder funds were 2.9% and 2.3% for Q3-24, respectively, and 12.6% and 10.0% for Q3-24 LTM, respectively. • Performance for the U.S. junior direct lending strategy is represented by the composite made up of PCS I and PCS II. The net returns were 3.2% for Q3-24 and 10.7% for Q3-24 LTM. • Performance for the European direct lending strategy is represented by the composite made up of ACE III, ACE IV and ACE V levered Euro-denominated feeder funds. Returns presented on slide 14 for the European direct lending composite are Euro-denominated as this is the base denomination of the funds. The net returns were 1.8% for Q3-24 and 8.3% for Q3-24 LTM. The gross and net returns for the composite made up of ACE III, ACE IV and ACE V U.S. dollar denominated feeder funds were 3.2% and 2.4% for Q3-24, respectively, and 12.8% and 9.4% for Q3-24 LTM, respectively. • Performance for the APAC credit strategy is represented by the composite made up of SSG V and SSG VI. The net returns were 4.9% for Q3-24 and 15.2% for Q3-24 LTM. 3. Since inception returns are annualized. 4. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Net returns are calculated using the fund’s NAV and assume dividends are reinvested at the closest quarter-end NAV to the relevant quarterly ex-dividend dates. Additional information related to ARCC can be found in its filings with the SEC, which are not part of this report. 5. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Returns are shown for institutional share class. Shares of other classes may have lower returns due to higher selling commissions and fees. Net returns are calculated using the fund’s NAV and assume distributions are reinvested at the NAV on the date of distribution. Additional information related to CADC and ASIF can be found in its filings with the SEC, which are not part of this report. 6. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. The fund is made up of a Main Class (“Class Mˮ) and a Constrained Class (“Class Cˮ). Class M includes investors electing to participate in all investments and Class C includes investors electing to be excluded from exposure to liquid investments. Returns presented in the table are for onshore Class M. The current quarter gross and net returns for Class M (offshore) are 4.4% and 3.0%, respectively. The year-to-date gross and net returns for Class M (offshore) are 11.5% and 8.0%, respectively. The since inception gross and net returns for Class M (offshore) are 11.5% and 8.1%, respectively. The current quarter gross and net returns for Class C (offshore) are 4.0% and 2.8%, respectively. The year-to-date gross and net returns for Class C (offshore) are 10.2% and 7.2%, respectively. The since inception gross and net returns for Class C (offshore) are 11.2% and 8.0%, respectively. 7. For funds other than our opportunistic credit funds, realized value represent the sum of all cash distributions to all partners and if applicable, exclude tax and incentive distributions made to the general partner. For our opportunistic credit funds, realized value represent the sum of all cash distributions to the fee-paying limited partners and if applicable, exclude tax and incentive distributions made to the general partner. 8. Unrealized value represents the fund's NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. For funds other than our opportunistic credit funds, the unrealized value is based on all partners. For our opportunistic credit funds, the unrealized value is based on the fee-paying limited partners. 9. The gross multiple of invested capital (“MoICˮ) is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non- fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The gross MoIC is before giving effect to management fees, carried interest and other expenses, as applicable, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the gross fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 10. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes those interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The net MoIC is after giving effect to management fees and carried interest, other expenses and credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the net fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 11. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to the fee-paying limited partners and, if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest and other expenses, as applicable, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Gross fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 12. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and, if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees and carried interest, other expenses and credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. Investment Group Highlights and Fund Performance Endnotes

38 Credit Group (cont’d) 13. ACE V is made up of four parallel funds, two denominated in Euros and two denominated in pound sterling: ACE V (E) Unlevered, ACE V (G) Unlevered, ACE V (E) Levered, and ACE V (G) Levered, and two feeder funds: ACE V (D) Levered and ACE V (Y) Unlevered. ACE V (E) Levered includes the ACE V (D) Levered feeder fund and ACE V (E) Unlevered includes the ACE V (Y) Unlevered feeder fund. The gross and net IRR and gross and net MoIC presented in the table are for ACE V (E) Unlevered and ACE V (E) Levered. Metrics for ACE V (E) Levered exclude the ACE V (D) Levered feeder fund and metrics for ACE V (E) Unlevered exclude the ACE V (Y) Unlevered feeder fund. The gross and net IRR for ACE V (G) Unlevered are 12.9% and 9.7%, respectively. The gross and net MoIC for ACE V (G) Unlevered are 1.3x and 1.2x, respectively. The gross and net IRR for ACE V (G) Levered are 17.4% and 12.7%, respectively. The gross and net MoIC for ACE V (G) Levered are 1.4x and 1.3x, respectively. The gross and net IRR for ACE V (D) Levered are 16.3% and 12.2%, respectively. The gross and net MoIC for ACE V (D) Levered are 1.4x and 1.3x, respectively. The gross and net IRR for ACE V (Y) Unlevered are 11.4% and 8.3%, respectively. The gross and net MoIC for ACE V (Y) Unlevered are 1.3x and 1.2x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for ACE V Unlevered and ACE V Levered are for the combined levered and unlevered parallel funds and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 14. Our sixth European direct lending fund is made up of six parallel funds, four denominated in Euros and two denominated in pound sterling: sixth European direct lending fund (E) unlevered, sixth European direct lending fund (E) II unlevered, sixth European direct lending fund (G) unlevered, sixth European direct lending fund (E) levered, sixth European direct lending fund (E) II levered, and sixth European direct lending fund (G) levered, and three feeder funds: sixth European direct lending fund (D) levered, sixth European direct lending fund (Y) unlevered and sixth European direct lending fund (D) rated notes. Sixth European direct lending fund (E) II levered includes sixth European direct lending fund (D) levered feeder fund and sixth European direct lending fund (E) II unlevered includes sixth European direct lending fund (Y) unlevered and sixth European direct lending fund (D) rated notes feeder funds. The gross and net MoIC presented in the table are for sixth European direct lending fund (E) unlevered and sixth European direct lending fund (E) levered. Metrics for sixth European direct lending fund (E) II levered exclude the sixth European direct lending fund (D) levered feeder fund and metrics for sixth European direct lending fund (E) II unlevered exclude the sixth European direct lending fund (Y) unlevered and sixth European direct lending fund (D) rated notes feeder funds. The gross and net MoIC for sixth European direct lending fund (G) unlevered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (G) levered are 1.1x and 1.0x, respectively. The gross and net MoIC for sixth European direct lending fund (E) II unlevered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (E) II levered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (D) levered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (Y) unlevered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (D) rated notes feeder are 1.1x and 1.1x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for sixth European direct lending fund unlevered and sixth European direct lending fund levered are for the combined levered and unlevered parallel funds and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 15. ACE III is made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net IRR and MoIC presented in the table are for the Euro denominated feeder fund. The gross and net IRR for the U.S. dollar denominated feeder fund are 10.2% and 7.2%, respectively. The gross and net MoIC for the U.S. dollar denominated feeder fund are 1.7x and 1.5x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund’s closing. All other values for ACE III are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 16. ACE IV is made up of four parallel funds, two denominated in Euros and two denominated in pound sterling: ACE IV (E) Unlevered, ACE IV (G) Unlevered, ACE IV (E) Levered and ACE IV (G) Levered and one feeder fund: ACE IV (D) Levered. ACE IV (E) Levered includes the ACE IV (D) Levered feeder fund. The gross and net IRR and MoIC presented in the table are for ACE IV (E) Unlevered and ACE IV (E) Levered. Metrics for ACE IV (E) Levered exclude the U.S. dollar denominated feeder fund. The gross and net IRR for ACE IV (G) Unlevered are 9.7% and 7.1%, respectively. The gross and net MoIC for ACE IV (G) Unlevered are 1.5x and 1.3x, respectively. The gross and net IRR for ACE IV (G) Levered are 12.7% and 9.0%, respectively. The gross and net MoIC for ACE IV (G) Levered are 1.6x and 1.4x, respectively. The gross and net IRR for ACE IV (D) Levered are 12.8% and 9.4%, respectively. The gross and net MoIC for ACE IV (D) Levered are 1.6x and 1.4x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund’s closing. All other values for ACE IV Unlevered and ACE IV Levered are for the combined levered and unlevered parallel funds and are converted to U.S. dollars at the prevailing quarter-end exchange rate. Real Assets Group 1. The Real Assets Group had ~370 investment and investor relations professionals, ~520 properties, ~100 infrastructure assets and ~70 active funds as of September 30, 2024. 2. Gross time-weighted returns do not reflect the deduction of management fees, carried interest, or other expenses, as applicable, while net time-weighted returns are after giving effect to these items. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. Additional information for performance by strategy is as follows: • Performance for the U.S. real estate equity strategy is represented by the composite made up of DEV II, AREOF III, US VIII, US IX and US X. The net returns were 1.1% for Q3-24 and 2.8% for Q3-24 LTM. • Performance for the European real estate equity strategy is represented by the composite made up of EPEP II, EPEP III, EF IV and EF V. EF IV and EF V are each made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. Returns presented on slide 15 for European real estate equity are shown for the Euro-denominated composite as this is the base denomination of the funds. The net returns were 1.1% for Q3-24 and (2.9)% for Q3-24 LTM. The gross and net returns for the U.S. dollar denominated feeder fund for European real estate equity were 1.5% and 1.5% for Q3-24, respectively, and (2.5)% and (2.0)% for Q3-24 LTM, respectively. • Performance for the infrastructure debt strategy is represented by the composite made up of U.S. dollar denominated hedged feeder funds for IDF III, IDF IV and IDF V. The net returns were 2.1% for Q3-24 and 8.7% for Q3-24 LTM. 3. Since inception returns are annualized. 4. Performance is measured by total return, which includes income and appreciation and reinvestment of all distributions for the respective time period. Returns are shown for institutional share class. Shares of other classes may have lower returns due to higher selling commissions and fees. Actual individual stockholder returns will vary. Net returns are calculated using the fund’s NAV and assume distributions are reinvested at the NAV on the date of distribution. The inception date used in the calculation of the since inception return is the date in which the first shares of common stock were sold after converting to a NAV-based REIT. Investment Group Highlights and Fund Performance Endnotes (cont'd)

39 Investment Group Highlights and Fund Performance Endnotes (cont'd) Real Assets Group (cont’d) 5. Performance is measured by total return, which includes income and appreciation and reinvestment of all distributions for the respective time period. Returns are shown for institutional share class. Shares of other classes may have lower returns due to higher selling commissions and fees. Actual individual stockholder returns will vary. Net returns are calculated using the fund’s NAV and assume distributions are reinvested at the NAV on the date of distribution. 6. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross returns do not reflect the deduction of management fees, incentive fees, as applicable, or other expenses. Net returns are calculated by subtracting the applicable management fees, incentive fees, as applicable and other expenses from the gross returns on a quarterly basis. 7. For the real estate and infrastructure opportunities funds, realized value represents distributions of operating income, interest income, other fees and proceeds from realizations of interests in portfolio investments. For the infrastructure debt funds, realized proceeds include distributions of operating income, sales and financing proceeds received to the limited partners. Realized value excludes any proceeds related to bridge financings. 8. For the real estate and infrastructure opportunities funds, the unrealized value represents the fair value of remaining investments. For the infrastructure debt funds, unrealized value represents the fund's NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. 9. For the real estate and infrastructure opportunities funds, the gross MoIC is calculated at the investment-level and is based on the interests of all partners. The gross MoIC is before giving effect to management fees, carried interest, as applicable, and other expenses. For the infrastructure debt funds, the gross MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The gross MoIC is before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the gross fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 10. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and, if applicable, excludes interests attributable to the non fee-paying limited partners and/or the general partner which does not pay management fees or carried interest. The net MoIC is after giving effect to management fees, carried interest, as applicable, credit facility interest expense, as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the net fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 11. For the real estate and infrastructure opportunities funds, the gross IRR is an annualized since inception gross internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Gross IRRs reflect returns to all partners. For the real estate funds, cash flows used in the gross IRR calculation are assumed to occur at quarter-end. For the infrastructure opportunities funds, cash flows used in the gross IRR calculation are assumed to occur at month-end. The gross IRRs are calculated before giving effect to management fees, carried interest as applicable, and other expenses. For the infrastructure debt funds, the gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to the fee-paying limited partners and, if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest and other expenses, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Gross fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 12. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and, if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees and carried interest, other expenses and credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 13. IDF V is made up of U.S. Dollar hedged, Euro unhedged, GBP hedged, Yen hedged, and single investor parallel funds. The gross and net IRR and MoIC presented in the table are for the U.S. Dollar hedged parallel fund. The gross and net IRR for the single investor U.S. Dollar parallel fund are 10.9% and 8.5%, respectively. The gross and net MoIC for the single investor U.S. Dollar parallel fund are 1.2x and 1.2x, respectively. The gross and net IRR for the Euro unhedged parallel fund are 11.6% and 8.7%, respectively. The gross and net MoIC for the Euro unhedged parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the GBP hedged parallel fund are 12.2% and 9.1%, respectively. The gross and net MoIC for the GBP hedged parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the Yen hedged parallel fund are 8.9% and 6.1%, respectively. The gross and net MoIC for the Yen hedged parallel fund are 1.1x and 1.1x, respectively. Original capital commitments are converted to U.S. Dollars at the prevailing exchange rate at the time of fund's closing. All other values for IDF V are for the combined fund and are converted to U.S. Dollars at the prevailing quarter-end exchange rate. 14. EF IV is made up of two parallel funds, one denominated in U.S. Dollars and one denominated in Euros. The gross and net MoIC presented in the table are for the Euro denominated parallel fund. The gross and net MoIC for the U.S. Dollar denominated parallel fund are 1.5x and 1.3x, respectively. The gross and net IRR for the U.S. Dollar denominated parallel fund are 13.8% and 10.1%, respectively. Original capital commitments are converted to U.S. Dollars at the prevailing exchange rate at the time of fund's closing. All other values for EF IV are for the combined fund and are converted to U.S. Dollars at the prevailing quarter-end exchange rate. 15. EPEP II is made up of dual currency investors and Euro currency investors. The gross and net MoIC and gross and net IRR presented in the table are for dual currency investors as dual currency investors represent the largest group of investors in the fund. Multiples exclude foreign currency gains and losses since dual currency investors fund capital contributions and receive distributions in local deal currency (GBP or EUR) and therefore, do not realize foreign currency gains or losses. The gross and net IRRs for the euro currency investors, which include foreign currency gains and losses, are 10.2% and 6.3%, respectively. The gross and net MoIC for the euro currency investors are 1.3x and 1.1x, respectively. Original capital commitments are converted to U.S. Dollars at the prevailing exchange rate at the time of fund's closing. All other values for EPEP II are for the combined fund and are converted to U.S. Dollars at the prevailing quarter-end exchange rate.

40 Real Assets Group (cont’d) 16. EF V is made up of two parallel funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net IRR and MoIC presented in the table are for the Euro denominated parallel fund. The gross and net MoIC for the U.S. Dollar denominated parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the U.S. Dollar denominated parallel fund are 8.0% and 5.2%, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of fund's closing. All other values for EF V are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 17. IDF IV is made up of U.S. Dollar hedged, U.S. Dollar unhedged, Euro unhedged, Yen hedged parallel funds and a single investor U.S. Dollar parallel fund. The gross and net IRR and MoIC presented in the table are for the U.S. Dollar hedged parallel fund. The gross and net IRR for the U.S. Dollar unhedged parallel fund are 6.6% and 5.1%, respectively. The gross and net MoIC for the U.S. Dollar unhedged parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the Euro unhedged parallel fund are 6.1% and 4.8%, respectively. The gross and net MoIC for the Euro unhedged parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the Yen hedged parallel fund are 3.5% and 2.2%, respectively. The gross and net MoIC for the Yen hedged parallel fund are 1.1x and 1.1x, respectively. The gross and net IRR for the single investor U.S. Dollar parallel fund are 5.4% and 4.2%, respectively. The gross and net MoIC for the single investor U.S. Dollar parallel fund are 1.1x and 1.1x, respectively. Original capital commitments are converted to U.S. Dollars at the prevailing exchange rate at the time of fund's closing. All other values for IDF IV are for the combined fund and are converted to U.S. Dollars at the prevailing quarter-end exchange rate. Private Equity Group 1. The Private Equity Group had ~85 investment and investor relations professionals, ~65 portfolio companies and ~60 active funds as of September 30, 2024. 2. Includes results of Crescent Point following the acquisition close date of October 2, 2023. 3. All returns are gross fund-level time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments, and also reflect the deduction of all trading expenses. Gross time-weighted returns do not reflect the deduction of management fees, carried interest, or other expenses, as applicable, while net time-weighted returns are after giving effect to these items. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. Additional information for performance by strategy is as follows: • Performance for the corporate private equity strategy is represented by the composite made up of ACOF V and ACOF VI. The net fund-level returns were 1.0% for Q3-24 and 5.8% for Q3-24 LTM. 4. Realized value represents the sum of all cash dividends, interest income, other fees and cash proceeds from realizations of interests in portfolio investments. Realized value excludes any proceeds related to bridge financings. 5. Unrealized value represents the fair market value of remaining investments. Unrealized value does not take into account any bridge financings. There can be no assurance that unrealized investments will be realized at the valuations indicated. 6. The gross MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The gross MoIC is before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The gross MoICs are also calculated before giving effect to any bridge financings. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the gross fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 7. The net MoIC is calculated at the fund-level. The net MoIC is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or performance fees. The net MoIC is after giving effect to management fees, carried interest, as applicable, and other expenses. The net MoICs are also calculated before giving effect to any bridge financings. Inclusive of bridge financings, the net MoIC would be 1.8x for ACOF IV, 1.3x for ACOF V, 1.3x for ACOF VI and 0.5x for AEOF. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the net fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 8. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRRs reflect returns to the fee-paying limited partners and, if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The gross IRRs are also calculated before giving effect to any bridge financings. The funds may utilize a credit facility during the investment period and for general cash management purposes. Gross fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 9. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculation are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, carried interest as applicable, and other expenses and exclude commitments by the general partner and Schedule I investors who do not pay either management fees or carried interest. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. The net IRRs are also calculated before giving effect to any bridge financings. Inclusive of bridge financings, the net IRRs would be 13.8% for ACOF IV, 6.9% for ACOF V, 16.9% for ACOF VI and (13.4)% for AEOF. Investment Group Highlights and Fund Performance Endnotes (cont'd)

41 Secondaries Group 1. The Secondaries Group had ~100 investment and investor relations professionals, ~860 underlying limited partnership interests and ~80 active funds as of September 30, 2024. 2. Performance is measured by total return, which includes income and appreciation and reinvestment of all distributions for the respective time period. Returns are shown for institutional share class. Shares of other classes may have lower returns due to higher selling commissions and fees. Actual individual stockholder returns will vary. Net returns are calculated using the fund’s NAV and assume distributions are reinvested at the NAV on the date of distribution. Additional information related to APMF can be found in its filings with the SEC, which are not part of this report. 3. Gross time-weighted returns do not reflect the deduction of management fees, carried interest, or other expenses, as applicable, while net time-weighted returns are after giving effect to these items. For all funds in the Secondaries Group, returns are calculated from results of the underlying portfolio that are generally reported on a three month lag and may not include the impact of economic and market activities occurring in the current reporting period. Additional information for performance by strategy is as follows: • Performance for the private equity secondaries is represented by the composite made up of LEP XVI and LEP XVII. The net returns were (3.8)% for Q3-24 and (7.1)% for Q3-24 LTM. • Performance for the real estate secondaries strategies is represented by LREF VIII. The net returns were (0.7)% for Q3-24 and (6.2)% for Q3-24 LTM. 4. Realized value represents the sum of all cash distributions to all limited partners and if applicable, exclude tax and incentive distributions made to the general partner. 5. Unrealized value represents the limited partners’ share of fund’s NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. 6. The gross MoIC is calculated at the fund-level and is based on the interests of all partners. If applicable, limiting the gross MoIC to exclude interests attributable to the non-fee paying limited partners and/or the general partner who does not pay management fees or carried interest would have no material impact on the result. The gross MoIC is before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a short-term credit facility for general cash management purposes, as well as a long-term credit facility as permitted by the respective fund’s governing documentation. The gross fund-level MoIC would have generally been lower had such fund called capital from its partners instead of utilizing the credit facility. 7. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes those interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The net MoIC is after giving effect to management fees and other expenses, carried interest and credit facility interest expense, as applicable. The funds may utilize a short-term credit facility for general cash management purposes, as well as a long-term credit facility as permitted by the respective fund’s governing documentation. The net fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 8. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to all partners. If applicable, limiting the gross IRR to exclude interests attributable to the non-fee paying limited partners and/or the general partner who does not pay management fees or carried interest would have no material impact on the result. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a short-term credit facility for general cash management purposes, as well as a long-term credit facility as permitted by the respective fund’s governing documents. The gross fund-level IRR would generally have been lower had such fund called capital from its partners instead of utilizing the credit facility. 9. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and, if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner who does not pay management fees or carried interest. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees and other expenses, carried interest and credit facility interest expenses, as applicable. The funds may utilize a short-term credit facility for general cash management purposes, as well as a long-term credit facility as permitted by the respective fund’s governing documents. Net fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 10. The results of each fund is presented on a combined basis with the affiliated parallel funds or accounts, given that the investments are substantially the same. Investment Group Highlights and Fund Performance Endnotes (cont'd)

42 Glossary Ares Operating Group Entities Ares Operating Group entities or an “AOG Entityˮ refers to, collectively, Ares Holdings, L.P. (“Ares Holdingsˮ) and any future entity designated by our board of directors in its sole discretion as an Ares Operating Group entity. Ares Operating Group Unit Ares Operating Group Unit or an “AOG Unitˮ refers to, collectively, a partnership unit in the Ares Operating Group entities. Assets Under Management Assets Under Management or “AUMˮ generally refers to the assets we manage. For our funds other than CLOs, our AUM represents the sum of the net asset value (“NAVˮ) of such funds, the drawn and undrawn debt (at the fund-level including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). NAV refers to the fair value of the assets of a fund less the fair value of the liabilities of the fund. For the CLOs we manage, our AUM is equal to initial principal of collateral adjusted for paydowns. AUM also includes the proceeds raised in the initial public offerings of special purpose acquisition companies (“SPACsˮ) sponsored by us, less any redemptions. AUM Not Yet Paying Fees AUM Not Yet Paying Fees (also referred to as “shadow AUMˮ) refers to AUM that is not currently paying fees and is eligible to earn management fees upon deployment. Available Capital Available Capital (also referred to as “dry powderˮ) is comprised of uncalled committed capital and undrawn amounts under credit facilities and may include AUM that may be canceled or not otherwise available to invest. Consolidated Funds Consolidated Funds refers collectively to certain Ares funds, co-investment vehicles, CLOs and SPACs that are required under GAAP to be consolidated in our consolidated financial statements. Dividend Policy In the normal course of business, we expect to pay dividends to our Class A and non-voting common stockholders that are aligned with our expected annual fee related earnings after an allocation of current taxes paid. For the purpose of determining this amount, we allocate the total current taxes paid between FRE and realized incentive and investment income in a manner that is expected to be disproportionate to earnings generated by these metrics and the actual taxes paid on these metrics should they be measured separately. Additionally, our methodology uses the tax benefits from certain expenses that are not included in these non-GAAP metrics, such as equity-based compensation from the vesting of restricted units, and the exercise of stock options and from the amortization of intangible assets, among others. The portion of the current tax allocated to performance and net investment income is calculated by multiplying the statutory tax rate currently in effect by the realized performance and net investment income attributable to the Company. We subtract this amount from the total current tax and the remainder is allocated to FRE. We use this method to allocate the portion of the current income tax provision to FRE to approximate the amount of cash that is available to pay dividends to our stockholders. If cash flows from FRE were insufficient to fund dividends over a sustained period of time, we expect that we would reduce dividends or suspend paying such dividends. Accordingly, there is no assurance that dividends would continue at the current levels or at all. Effective Management Fee Rate Effective management fee rate represents annualized management fees divided by the average fee paying AUM for the period, excluding the impact of catch-up fees.

43 Glossary (Cont'd) Fee Paying AUM Fee Paying AUM or “FPAUMˮ refers to the AUM from which we directly earn management fees. FPAUM is equal to the sum of all the individual fee bases of our funds that directly contribute to our management fees. For our funds other than CLOs, our FPAUM represents the amount of limited partner capital commitments for certain closed-end funds within the reinvestment period, the amount of limited partner invested capital for the aforementioned closed-end funds beyond the reinvestment period and the portfolio value, gross asset value or NAV. For the CLOs we manage, our FPAUM is equal to the gross amount of aggregate collateral balance, at par, adjusted for defaulted or discounted collateral. Fee Related Earnings Fee Related Earnings or “FREˮ, a non-GAAP measure, is used to assess core operating performance by determining whether recurring revenue, primarily consisting of management fees and fee related performance revenues, is sufficient to cover operating expenses and to generate profits. FRE differs from income before taxes computed in accordance with GAAP as FRE excludes net performance income, investment income from our funds and adjusts for certain other items that we believe are not indicative of our core operating performance. Fee related performance revenues, together with fee related performance compensation, is presented within FRE because it represents incentive fees from perpetual capital vehicles that are measured and eligible to be received on a recurring basis and are not dependent on realization events from the underlying investments. Fee Related Earnings Margin Fee related earnings margin represents the quotient of fee related earnings and the sum of segment management fees, fee related performance revenues and other fees. Fee Related Performance Revenues Fee Related Performance Revenues refers to incentive fees from perpetual capital vehicles that are: (i) measured and eligible to be received on a recurring basis; and (ii) not dependent on realization events from the underlying investments. Certain vehicles are subject to hold back provisions that limit the amounts paid in a particular year. Such hold back amounts may be paid in subsequent years, subject to their extended performance conditions. Gross Capital Deployment Gross Capital Deployment refers to the aggregate amount of capital invested by our funds during a given period, and includes investments made by our drawdown funds and perpetual capital vehicles and new capital raised and invested by our open- ended managed accounts, sub-advised accounts and CLOs, but excludes capital that is reinvested (after receiving repayments of capital) by our open-ended managed accounts, sub-advised accounts and CLOs. Incentive Eligible AUM Incentive Eligible AUM or “IEAUMˮ generally refers to the AUM of our funds and other entities from which carried interest and incentive fees may be generated, regardless of whether or not they are currently generating carried interest and incentive fees. It generally represents the NAV plus uncalled equity or total assets plus uncalled debt, as applicable, of our funds for which we are entitled to receive carried interest and incentive fees, excluding capital committed by us and our professionals (from which we generally do not earn carried interest and incentive fees), as well as proceeds raised in the initial public offerings of SPACs sponsored by us, less any redemptions. With respect to Ares Capital Corporation (NASDAQ: ARCC) (“ARCCˮ), Ares Strategic Income Fund (“ASIFˮ) and Ares European Strategic Income Fund’s (“AESIFˮ) AUM, only Part II Fees may be generated from IEAUM. Incentive Generating AUM Incentive Generating AUM or “IGAUMˮ refers to the AUM of our funds and other entities that are currently generating carried interest and incentive fees on a realized or unrealized basis. It generally represents the NAV or total assets of our funds, as applicable, for which we are entitled to receive carried interest and incentive fees, excluding capital committed by us and our professionals (from which we generally do not earn carried interest and incentive fees). ARCC, ASIF and AESIF are only included in IGAUM when Part II Fees are being generated.

44 Glossary (Cont'd) Management Fees Management Fees refers to fees we earn for advisory services provided to our funds, which are generally based on a defined percentage of fair value of assets, total commitments, invested capital, net asset value, net investment income, total assets or par value of the investment portfolios managed by us. Management fees include Part I Fees, a quarterly fee based on the net investment income of certain funds. Net Inflows of Capital Net Inflows of Capital refers to net new commitments during the period, including equity and debt commitments and gross inflows into our open-ended managed accounts and sub-advised accounts, as well as new debt and equity issuances by our publicly-traded vehicles minus redemptions from our open-ended funds, managed accounts and sub-advised accounts. Operations Management Group In addition to our reportable segments, we have an Operations Management Group (the “OMGˮ) that consists of shared resource groups to support our reportable segments by providing infrastructure and administrative support in the areas of accounting/finance, operations, information technology, strategy and relationship management, legal, compliance and human resources. The OMG includes Ares Wealth Management Solutions, LLC (“AWMSˮ) that facilitates the product development, distribution, marketing and client management activities for investment offerings in the global wealth management channel. The OMG’s revenues and expenses are not allocated to our reportable segments but we consider the cost structure of the OMG when evaluating our financial performance. Our management uses this information to assess the performance of our reportable segments and OMG, and we believe that this information enhances the ability of stockholders to analyze our performance. Our Funds Our Funds refers to the funds, alternative asset companies, trusts, co-investment vehicles and other entities and accounts that are managed or co-managed by the Ares Operating Group, and which are structured to pay fees. It also includes funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of ARCC and an SEC-registered investment adviser. Part I Fees Part I Fees refers to a quarterly fee on the net investment income of ARCC, CION Ares Diversified Credit Fund (“CADCˮ), ASIF and AESIF. Such fees are classified as management fees as they are predictable and recurring in nature, not subject to contingent repayment and generally cash-settled each quarter, unless subject to a payment deferral. Part II Fees Part II Fees refers to fees from ARCC, ASIF and AESIF that are paid in arrears as of the end of each calendar year when the respective cumulative aggregate realized capital gains exceed the cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of respective Part II Fees paid in all prior years since inception. Performance Income Performance Income refers to income we earn based on the performance of a fund that is generally based on certain specific hurdle rates as defined in the fund’s investment management or partnership agreements and may be either incentive fees earned from funds with stated investment periods or carried interest.

45 Glossary (Cont'd) Perpetual Capital Perpetual Capital refers to the AUM of: (i) our publicly-traded vehicles, including ARCC, Ares Commercial Real Estate Corporation (NYSE: ACRE) (“ACREˮ) and Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) (“ARDCˮ); (ii) our non-traded vehicles, including ASIF, CADC and AESIF, our non-traded real estate investment trusts (“REITsˮ) and Ares Private Markets Fund (“APMFˮ); (iii) Aspida Holdings Ltd. (together with its subsidiaries, “Aspidaˮ); and (iv) certain other commingled funds and managed accounts that have an indefinite term, are not in liquidation, and for which there is no immediate requirement to return invested capital to investors upon the realization of investments. Perpetual Capital - Managed Accounts refers to managed accounts for single investors primarily in illiquid strategies that meet the perpetual capital criteria. Perpetual Capital - Private Commingled Funds refers to commingled funds that meet the perpetual capital criteria, not including our publicly-traded vehicles or non-traded vehicles. Perpetual capital may be withdrawn by investors under certain conditions, including through an election to redeem an investor’s fund investment or to terminate the investment management agreement, which in certain cases may be terminated on 30 days’ prior written notice. In addition, the investment management or advisory agreements of certain of our publicly-traded and non-traded vehicles have one year terms, which are subject to annual renewal by such vehicles. Realized Income Realized Income or “RIˮ, a non-GAAP measure, is an operating metric used by management to evaluate performance of the business based on operating performance and the contribution of each of the business segments to that performance, while removing the fluctuations of unrealized income and losses, which may or may not be eventually realized at the levels presented and whose realizations depend more on future outcomes than current business operations. RI differs from income before taxes by excluding: (i) operating results of our Consolidated Funds; (ii) depreciation and amortization expense; (iii) the effects of changes arising from corporate actions; and (iv) unrealized gains and losses related to carried interest, incentive fees and investment performance; and adjusting for certain other items that we believe are not indicative of our operating performance. Changes arising from corporate actions include equity-based compensation expenses, the amortization of intangible assets, transaction costs associated with mergers, acquisitions and capital activities, underwriting costs and expenses incurred in connection with corporate reorganization. Placement fee adjustment represents the net portion of either expense deferral or amortization of upfront fees to placement agents that is presented to match the timing of expense recognition with the period over which management fees are expected to be earned from the associated fund for segment purposes but have been expensed in advance in accordance with GAAP. For periods in which the amortization of upfront fees for segment purposes is higher than the GAAP expense, the placement fee adjustment is presented as a reduction to RI. After-tax RI is RI less the current income tax provision. For this purpose, the current income tax provision represents the sum of (i) taxes paid or payable as reflected in the Company’s GAAP financial statements for the period and (ii) amounts payable under the Tax Receivable Agreement for which a tax benefit was included in the current period provision. The current income tax provision reflects the tax benefits associated with deductions available to the Company on certain expense items that have been excluded from the underlying calculation of RI, such as equity-based compensation deductions. If tax deductions related to the vesting of restricted units and exercise of stock options were excluded, the resulting current income tax provision and the implied tax rate would be higher, which would reduce After-tax RI. The assumptions applied in calculating our current income tax provision as presented under U.S. GAAP and in determining After-tax RI are consistent. Management believes that utilizing the current income tax provision, calculated as described above, in determining After-tax RI is meaningful because it increases comparability between periods and more accurately reflects amounts that are available for distribution to stockholders.